Aon Funds
                                                                Annual Report
                                                             October 31, 1998

                           [LETTERHEAD OF AON FUNDS]

Aon Funds
1-800-AON FNDS
                                                            December 31, 1998

Dear Fellow Shareholder:

Fiscal 1998 was a volatile year for both the equity and bond markets. Several factors contributed to that volatility, including concerns over Asian, Russian, and Latin American economies as well as corporate profitability. A significant split in performance was seen in the U.S. stock market as large capitalization stocks out-performed mid and small capitalization stocks by wide margins. The Federal Reserve interest rate cuts late in the year bolstered both the stock and bond markets. Share performance is discussed on the following pages.

It is an ongoing management goal that shareholders benefit from expense control. Aon Advisors, the Funds' investment advisor, waived 65% of its advisory fee during the year, helping achieve that goal. This "no frills" annual report also reflects the commitment to expense control.

Thank you for your continued support.

Sincerely,


/s/ Michael A. Conway

Michael A. Conway
President


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Aon Funds
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                               TABLE OF CONTENTS

Government Securities Fund Commentary                            Pages 2 - 3
Asset Allocation Fund Commentary                                 Pages 4 - 5
S&P 500 Index Fund Commentary                                    Pages 6 - 7
International Equity Fund Commentary                             Pages 8 - 9
REIT Index Fund Commentary                                       Pages 10 - 11
Financial Statements                                             Pages 12 - 77
         Report of Independent Auditors                          Page 12
         Money Market Fund
                  Statement of Assets and Liabilities            Page 13
                  Statement of Operations                        Page 14
                  Statements of Changes in Net Assets            Page 15
                  Schedule of Investments                        Pages 16 - 18
                  Financial Highlights                           Pages 19 - 20
         Government Securities Fund
                  Statement of Assets and Liabilities            Page 21
                  Statement of Operations                        Page 22
                  Statements of Changes in Net Assets            Page 23
                  Schedule of Investments                        Page 24
                  Financial Highlights                           Page 25
         Asset Allocation Fund
                  Statement of Assets and Liabilities            Page 26
                  Statement of Operations                        Page 27
                  Statements of Changes in Net Assets            Page 28
                  Schedule of Investments                        Pages 29 - 35
                  Financial Highlights                           Pages 36 - 37
         S&P 500 Index Fund
                  Statement of Assets and Liabilities            Page 38
                  Statement of Operations                        Page 39
                  Statements of Changes in Net Assets            Page 40
                  Schedule of Investments                        Pages 41 - 51
                  Financial Highlights                           Page 52
         International Equity Fund
                  Statement of Assets and Liabilities            Page 53
                  Statement of Operations                        Page 54
                  Statements of Changes in Net Assets            Page 55
                  Schedule of Investments                        Pages 56 - 60
                  Industry Diversification                       Page 61 - 62
                  Financial Highlights                           Page 63
         REIT Index Fund
                  Statement of Assets and Liabilities            Page 64
                  Statement of Operations                        Page 65
                  Statements of Changes in Net Assets            Page 66
                  Schedule of Investments                        Pages 67 - 69
                  Financial Highlights                           Page 70
         Notes to the Financial Statements                       Pages 71 - 77

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Aon Funds
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GOVERNMENT SECURITIES FUND

COMPARISON OF A $10,000 INVESTMENT

The following graph illustrates the growth of a $10,000 investment in the Government Securities Fund and an investment in the Lehman Brothers U.S. Government Bond Index from the inception of the Fund to October 31, 1998. The illustration assumes that all dividends and distributions are reinvested.

                            [GRAPH APPEARS BELOW]

                                          09/03/96     10/31/96     10/31/97     10/31/98
Government Securities Fund                 $10,000      $10,279      $11,189      $12,501
Lehman Brothers U.S. Government Index      $10,000      $10,365      $11,262      $12,532

                                                                    9/3/96 to
COMPARISON OF RETURNS                             One Year          10/31/98(3)
-------------------------------------------------------------------------------


Government Securities Fund(1)                     11.72%            25.01%
Lehman Brothers U.S.Government Bond Index(2)      11.28%            25.32%


(1) Total return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Government Securities Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Lehman Brothers U.S. Government Bond Index is an unmanaged index generally considered to be representative of U.S. Government bond market activity.

(3) Cumulative total return. September 3, 1996 was the inception date of the Fund.

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GOVERNMENT SECURITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

U.S. Treasury yields declined during the six months ended October 31, 1998. Concerns regarding an overheating economy were replaced with a "flight to quality" brought about by turmoil in overseas markets and the collapse of a large hedge fund. During this period, yield spreads on agencies, mortgage backed, and "off the run" Treasuries compared to new issue Treasuries widened dramatically as the yield curve steepened.

The total return for the Fund for the year ended October 31, 1998 was 11.72%. For comparison, the Lehman Brothers U.S. Government Bond Index returned 11.28%. Fund performance was due to its longer duration and emphasis on non-callable issues compared to the Lehman Brothers U.S. Government Bond Index.

The Treasury curve is currently pricing in continued lower inflation. Absent new "shocks" to the capital markets, it will be difficult for Treasuries to pierce the low yields achieved in October. Consequently, the Fund is currently less aggressively positioned for lower rates.


Francis P. Wren
Portfolio Manager

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ASSET ALLOCATION FUND

COMPARISON OF A $10,000 INVESTMENT

The following graph illustrates the growth of a $10,000 investment in the Asset Allocation Fund and an investment in the Lipper Flexible Portfolio Fund Average from the inception of the Fund to October 31, 1998. The illustration assumes that all dividends and distributions are reinvested.

                            [GRAPH APPEARS BELOW]

                                          03/03/94   10/31/94   10/31/95   10/31/96  10/31/97   10/31/98
Asset Allocation Fund                      $10,000    $10,184    $12,926    $14,356   $19,037    $19,076
Lipper Flexible Portfolio Fund Average     $10,000    $ 9,927    $11,697    $13,425   $16,005    $17,453

                                                                           3/3/94 to
Comparison of Returns                             1 Year      3 Year(2)    10/31/98(3)
--------------------------------------------------------------------------------------
Asset Allocation Fund(1)                           0.21%       13.84%         90.76%
Lipper Flexible Portfolio Fund Average(4)          9.05%       14.26%         74.53%

(1) Total return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Asset Allocation Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) Average annual total return.

(3) Cumulative total return.  March 3, 1994 was the inception date of the Fund.

(4) The Lipper Flexible Portfolio Fund Average is the average of the returns for the flexible portfolio funds tracked by Lipper Analytical Services.

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Aon Funds
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ASSET ALLOCATION FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The fiscal year ended October 31, 1998 was disappointing in terms of performance. The Fund returned .21% compared to the Lipper Flexible Portfolio Fund Average return of 9.05%.

We entered the fiscal year with the expectation that corporate profits would continue to advance, presenting good opportunities in the equity markets. However, we felt many larger cap stocks were already expensive. Accordingly, we continued to favor stocks over bonds in our asset allocation using a blend of small, midcap, and large stocks. This approach was successful through the first six months of the fiscal year. However, a combination of factors led to poor relative performance for the balance of the year. These included reduced earnings in some sectors and the significant under performance of small and mid cap stocks relative to large cap issues.

Bonds performed well over the year as expectations of a slowing economy and liquidity concerns led to higher bond prices. Over the course of the year, the Fund maintained a portion of bonds and short-term investments ranging from 20% to over 40%.

Our approach to picking stocks is to focus on those companies which have attractive margins, strong cash flows, and high returns on capital. We evaluate these variables in relation to the current stock price and projected growth. Based on this approach, we feel many small and mid capitalization stocks offer attractive returns. Conversely, many large cap stocks sell at very high multiples of their earnings and cash flow in relation to historical and projected growth.

As we enter 1999 we continue to favor stocks over bonds in our asset allocation. However, given valuation levels and the volatility of the equity markets, bonds and cash equivalents are expected to remain a meaningful component of the Fund's asset allocation. We are working hard to improve returns to shareholders in the current year.

Thank you for your continued support.


John G. Lagedrost
Portfolio Manager

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S&P 500 INDEX FUND

Comparison of a $10,000 Investment

The following graph illustrates the growth of a $10,000 investment in the S&P 500 Index Fund and an investment in the S&P 500 Index from the inception of the Fund to October 31, 1998. The illustration assumes that all dividends and distributions are reinvested.

                            [GRAPH APPEARS BELOW]

                       09/03/96   10/31/96   10/31/97   10/31/98
S&P 500 Index Fund      $10,000    $10,786    $14,192    $17,336
S&P 500 Index           $10,000    $10,809    $14,280    $17,420

                                                          9/3/96 to
COMPARISON OF RETURNS                   One Year          10/31/98(3)
---------------------------------------------------------------------
S&P 500 Index Fund(1)                   22.16%              73.36%
S&P 500 Index(2)                        21.99%              74.20%


(1) Total return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the S&P 500 Index Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity.

(3) Cumulative total return. September 3, 1996 was the inception date of the Fund.

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S&P 500 INDEX FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The S&P 500 Index Fund had a 22.16% total return compared to the S&P 500 Index return of 21.99% for the year ended October 31, 1998.

The equity market price volatility increased in last year. Several factors contributed to this increase including; fears over the Asian crisis, the Russian debt crisis, and possible Brazilian devaluation. However, the Federal Reserve Board first lowered the Fed Funds rate in September, followed by further cuts in October and November. These interest rate cuts fueled a rally in the equity markets over September and October, resulting in a 22.16% total return for the Fund.

As the Fund enters its third full year of operations, we will continue to minimize expenses and replicate the performance of the S&P 500 Index. The S&P 500 Index Fund remains fully invested in the stock market and is well-positioned to meet its objectives in 1999.


Melissa A. Aton
Portfolio Manager

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Aon Funds
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INTERNATIONAL EQUITY FUND

COMPARISON OF A $10,000 INVESTMENT

The following graph illustrates the growth of a $10,000 investment in the International Equity Fund and an investment in the Morgan Stanley Capital International (MSCI) Non-U.S. Equity Index from the inception of the Fund to October 31, 1998. The illustration assumes that all dividends and distributions are reinvested.

                            [GRAPH APPEARS BELOW]

                              09/03/96   10/31/96    10/31/97   10/31/98
International Equity Fund      $10,000    $10,232     $11,393    $11,993
MSCI Non-U.S. Equity Index     $10,000    $10,202     $10,725    $11,644

                                                               9/3/96 to
COMPARISON OF RETURNS                        One Year          10/31/98(3)
--------------------------------------------------------------------------
International Equity Fund(1)                 5.27%               19.93%
MSCI Non-U.S. Equity Index(2)                8.57%               16.44%


(1) Total return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The MSCI Non-U.S. Equity Index is an unmanaged index generally considered to be representative of international equity market activity.

(3) Cumulative total return. September 3, 1996 was the inception date of the Fund.

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Aon Funds
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INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended October 31, 1998, the International Equity Fund returned 5.27%. The Fund trailed the Morgan Stanley Capital International (MSCI) Non-U.S. Equity Index 8.57% return.

For the year, unhedged equity returns in Europe were strong, on average 27%. In contrast, unhedged market returns in Japan and Southeast Asia were significantly negative. On a hedged basis, returns for Europe would be slightly lower, reflecting the U.S. dollar's depreciation against European currencies in the past twelve months.

For the fiscal year, the Fund was underweight in Europe excluding U.K., Canada and Japan in favor of Australia, New Zealand and the U.K. The Fund also held a 5% strategic allocation to cash during the fiscal year. The underweight in Japan added to performance but the negative contribution from the cash more than offset this contribution. The Fund had almost no exposure to the Japanese financial sector during the fiscal year. The Japanese equity component of the portfolio outperformed the passive benchmark component by 6%. The contribution from currency management was slightly negative during the fiscal year.

Strategy

The International Equity Fund currently maintains a defensive posture, reflecting the view that the Japanese equity market, the largest component of the Index is overpriced. Given our valuation analysis and fundamental considerations, we are underweight Japan by 7%. The Fund has no exposure to the Hong Kong equity market. The Fund has overweights in the Australian, Netherlands, New Zealand, Switzerland and U.K. equity markets.

The Fund is overweight in the electronics equipment, broadcasting, media and publishing, chemicals, beverage/tobacco, non-ferrous metals and merchandising industries. Industry weights have been reduced in the traditional telecommunications, auto/tires and multi-industry sector.

Most currencies are near their fair value, with the Hong Kong dollar and British pound being the exceptions. The Fund is underweight the Japanese yen due to the significantly higher U.S. dollar interest rates compared to those of Japan. The underweight to the British pound is based on its overvaluation. The lack of exposure to the Hong Kong dollar stems primarily from concerns about the sustainability of the peg. The degree of uncertainty over China's future attitude towards the territory and the maintenance of the peg provide an unfavorable backdrop to holding the HK dollar.


Brinson Partners, Inc.                             Aon Advisors, Inc.
Subadvisor                                         Portfolio Manager

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REIT INDEX FUND

COMPARISON OF A $10,000 INVESTMENT

The following graph illustrates the growth of a $10,000 investment in the REIT Index Fund and an investment in the Morgan Stanley REIT Index from the inception of the Fund to October 31, 1998. The illustration assumes that all dividends and distributions are reinvested.

                            [GRAPH APPEARS BELOW]

                               09/03/96    10/31/96     10/31/97    10/31/98
REIT Index Fund                 $10,000     $10,482      $13,991     $12,096
Morgan Stanley REIT Index       $10,000     $10,440      $13,862     $12,023


                                                                9/3/96 to
COMPARISON OF RETURNS                         One Year          10/31/98(3)
---------------------------------------------------------------------------
REIT Index Fund(1)                            -13.27%           20.23%
Morgan Stanley REIT Index(2)                  -13.55%           20.96%


(1) Total return is calculated including reinvestment of all income and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the REIT Index Fund and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Morgan Stanley REIT Index is an unmanaged index generally considered to be representative of REIT market activity.

(3) Cumulative total return. September 3, 1996 was the inception date of the Fund.

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REIT INDEX FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The REIT Index Fund had a total return of -13.27% compared to the Morgan Stanley REIT Index return of -13.55% for the year ended October 31, 1998.

REITs have significantly underperformed the broader market this year. There are a number of possible reasons for this: 1) a decreasing rate of earnings growth;
2) analyst downward revisions of funds from operations (FFO); 3) heightened probability of slower economic conditions; and 4) money moving out of REIT
mutual funds.   There is also the potential for lower occupancy rates in 1999 and an anticipated oversupply.

The REIT Index Fund remains fully invested in the REIT market and continues to closely replicate the performance of the Morgan Stanley REIT Index.


Melissa A. Aton
Portfolio Manager

                       [LETTERHEAD OF ERNST & YOUNG, LLP]

The Board of Trustees and Shareholders
Aon Funds --
     Money Market Fund
     Government Securities Fund
     Asset Allocation Fund
     S&P 500 Index Fund
     International Equity Fund
     REIT Index Fund


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aon Funds - Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund as of October 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aon Funds - Money Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund at October 31, 1998, the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG, LLP


Chicago, Illinois
December 11, 1998

                               MONEY MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments, at amortized cost which approximates fair value......................    $   694,930
     Receivable for fund shares sold...................................................          1,774
     Interest receivable...............................................................            819
                                                                                           -----------
Total Assets...........................................................................        697,523

LIABILITIES
     Dividends payable.................................................................          3,659
     Accrued expenses payable..........................................................            127
     Investment advisory fees payable..................................................             70
                                                                                           -----------
Total Liabilities......................................................................          3,856
                                                                                           -----------
Net Assets.............................................................................    $   693,667
                                                                                           ===========
Net Asset Value Per Share  (based on net assets of $693,667 and 693,667 shares
     issued and outstanding)...........................................................    $      1.00
                                                                                           ===========


               See accompanying notes to the financial statements

                               MONEY MARKET FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands

INVESTMENT INCOME
     Interest.........................................................................    $    45,566
                                                                                          -----------

Total Investment Income...............................................................         45,566

EXPENSES
     Investment advisory fees.........................................................          2,442
     Fund administration fees.........................................................            407
     Registration fees................................................................            134
     Professional fees................................................................             74
     Fund accounting fees.............................................................             73
     Custodian fees...................................................................             70
     Trustees fees....................................................................             26
     Transfer agent fees..............................................................    $        17
                                                                                          -----------

Total Expenses........................................................................          3,243
Less:  Fee Waiver.....................................................................          1,628
                                                                                          -----------

Net Expenses..........................................................................          1,615
                                                                                          -----------

Net Investment Income.................................................................    $    43,951
                                                                                          ===========

               See accompanying notes to the financial statements

                               MONEY MARKET FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        YEAR              YEAR
In thousands                                                                            ENDED             ENDED
                                                                                       10/31/98          10/31/97
                                                                                     ------------       ----------
INCREASE IN NET ASSETS FROM OPERATIONS
     Net investment income........................................................    $    43,951           31,683
     Net realized gain............................................................              0                0
     Change in net unrealized appreciation........................................              0                0
                                                                                      -----------       ----------
     Increase in net assets from operations.......................................         43,951           31,683

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income........................................................        (43,951)         (31,683)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares.................................................      7,411,667        6,575,729
     Reinvestment of distributions................................................         19,465           12,754
     Cost of shares redeemed .....................................................     (7,503,821)      (6,217,231)
                                                                                      -----------       ----------
     Change in net assets from capital transactions...............................        (72,689)         371,252
                                                                                      -----------       ----------

Change in net assets..............................................................        (72,689)         371,252
Net assets at beginning of year...................................................        766,356          395,104
                                                                                      -----------       ----------

Net assets at end of year.........................................................    $   693,667          766,356
                                                                                      ===========       ==========

Undistributed net investment income...............................................    $         0                0
                                                                                      ===========       ==========

               See accompanying notes to the financial statements

                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                         PRINCIPAL                                                           PRINCIPAL
In thousands                              AMOUNT        VALUE                                                 AMOUNT        VALUE
                                      --------------   --------                                           --------------  ----------
COMMERCIAL PAPER                                                     Norwest Financial
AEROSPACE & DEFENSE - 3.6%                                           5.500%     due  11/04/98             $     25,000    $   24,989
International Lease Finance Corp.                                    Sun Trust Bank
5.100%      due  12/01/98             $      25,000    $  24,894     5.070%     due  12/03/98                    5,000         4,978
                                                                     US Bancorp
AUTO & TRUCK - 4.7%                                                  5.300%     due  11/16/98                   11,000        10,976
Ford Motor Credit                                                                                                         ----------
5.480%      due  11/06/98                     3,000        2,998                                                              43,936
5.060%      due  01/08/99                    20,000       19,809     BANKING - FOREIGN - 3.6%
Paccar Financial Corp.                                               Canadian Imperial
5.050%      due  11/23/98                    10,000        9,969     5.410%     due  11/16/98                   10,000         9,978
                                                       ---------     5.212%     due  12/02/98                   15,000        14,933
                                                          32,776                                                          ----------
ASSET BACKED SECURITIES - 10.9%                                                                                               24,911
Asset Securitization Corp.                                           BEVERAGES - 1.4%
5.500%      due  11/12/98                    10,000        9,983     Anheuser Busch Co
5.270%      due  11/13/98                     5,000        4,991     5.110%     due  11/12/98                   10,000         9,984
5.240%      due  12/04/98                     5,000        4,976
5.250%      due  01/22/99                     5,000        4,940     BROKERAGE SERVICES - 4.3%
Corporate Asset Funding Co.                                          Goldman Sachs Group
5.500%      due  11/09/98                    15,000       14,983     5.480%     due  11/02/98                   20,000        19,997
5.270%      due  11/20/98                     5,000        4,986     Merrill Lynch and Company
5.100%      due  01/11/99                     5,000        4,950     5.500%     due  11/17/98                    5,000         4,988
Preferred Receivables Funding Corp.                                  5.500%     due  11/19/98                    5,000         4,986
5.340%      due  11/03/98                     5,575        5,573                                                          ----------
5.420%      due  11/19/98                    10,000        9,973                                                              29,971
5.480%      due  11/20/98                    10,000        9,971     CHEMICAL - 6.0%
                                                       ---------     DuPont De Nemours & Co.
                                                          75,326     5.270%     due  11/10/98                   10,000         9,987
BANKING - DOMESTIC - 6.3%
First Chicago Financial Corp.                                        5.170%     due  12/09/98                   10,000         9,945
5.100%      due  11/17/98                     3,000        2,993     Nalco Chemical Co.
                                                                     5.420%     due  11/23/98                   10,000         9,967
                                                                     5.400%     due  12/21/98                   12,000        11,910
                                                                                                                          ----------
                                                                                                                              41,809

               See accompanying notes to the financial statements
                                       16

                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


                                         PRINCIPAL                                                           PRINCIPAL
In thousands                              AMOUNT        VALUE                                                 AMOUNT        VALUE
                                      --------------   --------                                           --------------  ----------
COMPUTERS - 4.3%                                                     Household Financial Corp.
Avnet, Inc.                                                          5.050%     due  01/22/99             $     25,000    $   24,712
5.250%      due  11/05/98             $       5,000        4,997                                                          ----------
5.150%      due  11/13/98                     5,000        4,991                                                             102,446
5.250%      due  11/23/98                     5,000        4,984     INSURANCE - 3.6%
5.120%      due  12/04/98                     5,000        4,977     Prudential Funding Corp.
IBM Credit                                                           5.480%     due  11/05/98                   15,000        14,991
5.040%      due  01/25/99                    10,000        9,881     5.050%     due  12/10/98                    5,000         4,973
                                                       ---------     5.150%     due  01/14/99                    5,000         4,948
                                                          29,830                                                          ----------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.2%                                                                                   24,912
General Electric Capital Corp.                                       MACHINERY - 2.1%
5.320%      due  11/03/98                    10,000        9,997     Illinois Tool Works
5.500%      due  11/24/98                     5,000        4,982     5.150%     due  12/22/98                   15,000        14,891
5.090%      due  12/10/98                    10,000        9,945
Motorola, Inc.                                                       PAPER & FOREST PRODUCT - 2.9%
5.150%      due  12/07/98                    25,000       24,871     Weyerhaeuser Real Estate Co.
                                                       ---------     5.070%     due  11/25/98                   20,000        19,932
                                                          49,795
ENTERTAINMENT - 3.6%
Walt Disney Co                                                       TELECOMMUNICATION - 4.3%
5.100%      due  12/18/98                    15,000       14,900     Ameritech Capital Funding Corp.
5.110%      due  12/18/98                    10,000        9,933     5.200%     due  12/03/98                   10,000         9,954
                                                       ---------     Bell South Capital Funding Corp.
                                                          24,833
FINANCE - 14.8%                                                      5.200%     due  11/09/98                   20,000        19,977
American Express                                                                                                          ----------
5.180%      due  11/02/98                     3,096        3,096                                                              29,931
5.490%      due  11/20/98                    25,000       24,928     UTILITIES - 3.8%
American General Finance                                             Northern Illinois Gas Co.
5.070%      due  12/11/98                    20,000       19,887     5.240%     due  11/06/98                   19,000        18,986
5.200%      due  12/15/98                     5,000        4,968     Potomac Electric Power Co.
Associates Corp. North America                                       5.100%     due  11/03/98                    7,150         7,148
5.100%      due  12/10/98                    17,000       16,906                                                          ----------
5.070%      due  12/16/98                     8,000        7,949                                                              26,134
                                                                                                                          ----------
                                                                     Total Commercial Paper - 87.4%                          606,311

               See accompanying notes to the financial statements
                                       17

                               MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 1998


                                         PRINCIPAL                                                           PRINCIPAL
In thousands                              AMOUNT        VALUE                                                 AMOUNT        VALUE
                                      --------------   --------                                           --------------  ----------
U.S. GOVERNMENT SECURITIES                                           CERTIFICATES OF DEPOSIT
U.S. Government Agencies - 11.5%                                     BANKING - DOMESTIC - 1.3%
Federal Farm Credit Bank                                             Comerica Bank
5.320%      due  01/04/99             $      10,000       10,000     5.162%     due  02/16/99             $      5,000    $    5,000
                                                                     First of America
Federal Home Loan Bank                                               5.244%     due  02/16/99                    2,000         2,000
5.560%      due  03/25/99                    10,000       10,000     Huntington National Bank
5.740%      due  05/07/99                    10,000       10,000     5.350%     due  01/06/99                    2,000         2,000
5.300%      due  10/06/99                    10,000       10,000                                                          ----------
5.030%      due  10/29/99                    10,000       10,000     Total Certificates of Deposit  - 1.3%                     9,000
                                                       ---------                                                          ----------
                                                          40,000
Federal Home Loan Mortgage Corp.                                     TOTAL INVESTMENTS -100.2%                               694,930
5.120%      due  11/30/98                     5,275        5,253
                                                                     Liabilities, less other assets - (0.2%)                 (1,263)
Federal National Mortgage Association                                                                                     ----------
5.320%      due  02/10/99                     5,000        4,995     TOTAL NET ASSETS - 100.0%                            $  693,667
5.500%      due  02/12/99                    15,670       15,672                                                          ==========
5.450%      due  02/16/99                     3,700        3,699
                                                       ---------
                                                          24,366
                                                       ---------

Total U.S. Government Securities  - 11.5%                 79,619



               See accompanying notes to the financial statements

                               MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                                    YEAR             YEAR             YEAR
                                                                    ENDED            ENDED            ENDED
Selected per share data                                           10/31/98         10/31/97         10/31/96
                                                                ------------     ------------     ------------
Net asset value, beginning of year..........................      $   1.00             1.00             1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..................................          0.05             0.05             0.05
     Net realized and unrealized gain.......................          0.00             0.00             0.00
                                                               ------------     ------------     ------------
Total income from investment operations.....................          0.05             0.05             0.05

LESS DISTRIBUTIONS:
     Dividends from net investment income...................          0.05             0.05             0.05
     Distributions from net realized gain...................          0.00             0.00             0.00
                                                               ------------     ------------     ------------
Total distributions.........................................          0.05             0.05             0.05
                                                               ------------     ------------     ------------

Net asset value, end of year................................      $   1.00             1.00             1.00
                                                               ============     ============     ============

Total return ...............................................          5.54%            5.44%            5.43%
                                                               ============     ============     ============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................      $693,667          766,356          395,104
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements............         0.20%            0.22%            0.23%
     Expenses, before waivers and reimbursements............         0.40%            0.40%            0.46%
     Net investment income, net of waivers
         and reimbursements.................................         5.40%            5.34%            5.30%
     Net investment income, before waivers
         and reimbursements.................................         5.20%            5.16%            5.07%


               See accompanying notes to the financial statements

                               MONEY MARKET FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       YEAR            YEAR
                                                                                       ENDED           ENDED
Selected per share data                                                              10/31/95        10/31/94
                                                                                     --------        --------

Net asset value, beginning of year..............................................   $   1.00             1.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income......................................................       0.06             0.04
     Net realized and unrealized gain...........................................          *                *
                                                                                   --------         --------
Total income from investment operations.........................................       0.06             0.04

LESS DISTRIBUTIONS:
     Dividends from net investment income.......................................       0.06             0.04
     Distributions from net realized gain.......................................          *                *
                                                                                   --------         --------
Total distributions.............................................................       0.06             0.04
                                                                                   --------         --------

Net asset value, end of year....................................................   $   1.00             1.00
                                                                                   ========         ========

Total return....................................................................       5.93%            3.77%
                                                                                   ========         ========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..........................................   $420,094          410,912
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements................................       0.14%            0.15%
     Expenses, before waivers and reimbursements................................       0.39%            0.40%
     Net investment income, net of waivers
         and reimbursements.....................................................       5.79%            3.73%
     Net investment income, before waivers
         and reimbursements.....................................................       5.54%            3.48%
-------------------------------------------------------------------------------------------------------------

* Less than 1 cent per share

               See accompanying notes to the financial statements

                           GOVERNMENT SECURITIES FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments in securities, at value (cost - $148,796).............................   $    154,101
     Interest receivable...............................................................          2,259
     Receivable for fund shares sold...................................................            671
                                                                                          ------------
Total Assets...........................................................................        157,031

LIABILITIES
     Dividends payable.................................................................            669
     Accrued expenses payable..........................................................             37
     Investment advisory fees payable..................................................             13
                                                                                          ------------

Total Liabilities......................................................................            719
                                                                                          ------------

Net Assets.............................................................................   $    156,312
                                                                                          ============

ANALYSIS OF NET ASSETS:
     Paid in capital...................................................................   $    145,715
     Accumulated net realized gain.....................................................          5,263
     Net unrealized appreciation.......................................................          5,305
     Undistributed net investment income...............................................             29
                                                                                          ------------

Net Assets.............................................................................   $    156,312
                                                                                          ============

Net Asset Value Per Share  (based on net assets of $156,312 and 14,092 shares
     issued and outstanding)...........................................................   $      11.09
                                                                                          ============

               See accompanying notes to the financial statements

                           GOVERNMENT SECURITIES FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands

INVESTMENT INCOME
     Interest..........................................................................    $     7,748
                                                                                           -----------

Total Investment Income................................................................          7,748

EXPENSES
     Investment advisory fees..........................................................            586
     Fund administration fees..........................................................             67
     Fund accounting fees..............................................................             41
     Registration fees.................................................................             29
     Transfer agent fees...............................................................             11
     Custodian fees....................................................................             11
     Professional fees.................................................................             11
     Trustees fees.....................................................................              4
                                                                                           -----------

Total Expenses.........................................................................            760
Less:  Fee Waiver......................................................................            452
                                                                                           -----------

Net Expenses...........................................................................            308
                                                                                           -----------

Net Investment Income..................................................................          7,440

NET REALIZED AND UNREALIZED GAIN
     Net realized gain on sale of investments..........................................          5,706
     Change in net unrealized appreciation on investments..............................          2,243
                                                                                           -----------

     Net realized and unrealized gain .................................................          7,949
                                                                                           -----------

Net Increase in Net Assets from Operations.............................................    $    15,389
                                                                                           ============

               See accompanying notes to the financial statements

                           GOVERNMENT SECURITIES FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR             YEAR
                                                                                         ENDED            ENDED
In thousands                                                                           10/31/98         10/31/97
                                                                                      -----------      -----------
INCREASE IN NET ASSETS FROM OPERATIONS
     Net investment income.........................................................   $     7,440            4,357
     Net realized gain (loss)......................................................         5,706             (412)
     Change in net unrealized appreciation.........................................         2,243            2,580
                                                                                      -----------      -----------
     Increase in net assets from operations........................................        15,389            6,525

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income.........................................................        (7,420)          (4,350)
     Net realized gain.............................................................             0                0
                                                                                      -----------      -----------
     Total distributions...........................................................        (7,420)          (4,350)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares..................................................        44,216           60,676
     Reinvestment of distributions.................................................         7,420            4,504
     Cost of shares redeemed.......................................................        (7,678)          (3,475)
                                                                                      -----------      -----------
     Increase in net assets from capital transactions..............................        43,958           61,705
                                                                                      -----------      -----------

Increase in net assets.............................................................        51,927           63,880
Net assets at beginning of year....................................................       104,385           40,505
                                                                                      ===========      ===========

Net assets at end of year..........................................................   $   156,312          104,385
                                                                                      ===========      ===========

Undistributed net investment income................................................   $        29                9
                                                                                      ===========      ===========

               See accompanying notes to the financial statements

                           GOVERNMENT SECURITIES FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                         PRINCIPAL                                                           PRINCIPAL
In thousands                              AMOUNT        VALUE                                                 AMOUNT        VALUE
                                      --------------   --------                                           --------------  ----------
U.S. GOVERNMENT SECURITIES                                           U.S. GOVERNMENT OBLIGATIONS - 35.0%
U.S. GOVERNMENT AGENCIES - 63.6%                                     U.S. Treasury Bonds
A.I.D. Israel                                                        7.500%     due  11/15/16                $   5,000    $    6,237
5.250%      due  09/15/00             $       7,200    $   7,287     8.125%     due  05/15/21                   20,000        27,050
5.890%      due  08/15/05                     6,500        6,898     6.125%     due  11/15/27                   10,000        11,247
                                                       ---------                                                          ----------
                                                          14,185                                                              44,534
Federal Home Loan Bank                                               U.S. Treasury Inflation Index Security
5.625%      due  03/19/01                     5,000        5,100     3.625%     due  01/15/08                   10,107        10,095
                                                                                                                              54,629
Federal Home Loan Mortgage Corp.                                     Total U.S. Government Securities - 98.6%
4.770%      due  11/16/98                     2,300        2,295     (cost - $148,777)                                       154,082
4.770%      due  11/20/98                       375          374
5.950%      due  01/19/06                     5,000        5,231     DEMAND NOTE
5.750%      due  04/15/08                    10,000       10,312     UTILITY-ELECTRIC - 0.0%
                                                       ---------     Wisconsin Electric
                                                          18,212     4.751%     due  11/02/98
Federal National Mortgage Association                                (cost - $19)                                   19            19
5.875%      due  02/02/06                    20,000       20,829                                                          ----------
5.750%      due  02/15/08                    20,000       20,786     TOTAL INVESTMENTS - 98.6%
5.750%      due  04/15/03                    10,000       10,373     (cost - $148,796)                                       154,101
5.750%      due  06/15/05                     3,500        3,616
                                                       ---------
                                                          55,604     Other assets, less liabilities - 1.4%                     2,211
Private Export Funding Corp.                                                                                              ----------
6.310%      due  09/30/04                     6,000        6,352     TOTAL NET ASSETS - 100.0%                            $  156,312
                                                       ---------                                                          ==========
                                                          99,453

               See accompanying notes to the financial statements

                           GOVERNMENT SECURITIES FUND
                              FINANCIAL HIGHLIGHTS


                                                                      YEAR              YEAR           09/03/96
                                                                      ENDED             ENDED           THROUGH
Selected per share data                                             10/31/98          10/31/97         10/31/96
                                                                    ---------         ---------        ---------
Net asset value, beginning of period...........................     $   10.49            10.21           10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.....................................          0.59             0.59             0.07
     Net realized and unrealized gain..........................          0.60             0.28             0.21
                                                                    ---------        ---------        ---------
Total income from investment operations........................          1.19             0.87             0.28

LESS DISTRIBUTIONS:
     Dividends from net investment income......................          0.59             0.59             0.07
     Distributions from net realized gain......................          0.00             0.00             0.00
                                                                    ---------        ---------        ---------
Total distributions............................................          0.59             0.59             0.07
                                                                    ---------        ---------        ---------

Net asset value, end of period................................      $   11.09            10.49            10.21
                                                                    =========        =========        =========

Total return ..................................................         11.72%            8.86%            2.79%**
                                                                    =========        =========        =========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................     $ 156,312          104,385           40,505
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............          0.23%            0.46%            0.89%*
     Expenses, before waivers and reimbursements...............          0.57%            0.65%            0.89%*
     Net investment income, net of waivers
         and reimbursements....................................          5.54%            5.92%            5.59%*
     Net investment income, before waivers
         and reimbursements....................................          5.20%            5.73%            5.59%*
Portfolio turnover rate........................................           219%             136%               4%
--------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized

               See accompanying notes to the financial statements

                             ASSET ALLOCATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments in securities, at value (cost - $179,294)..............................  $    209,844
     Interest receivable................................................................         1,071
     Receivable for securities sold.....................................................           117
     Dividends receivable...............................................................            79
     Receivable for fund shares sold....................................................            14
                                                                                          ------------
Total Assets............................................................................       211,125

LIABILITIES
     Payable for securities purchased...................................................         1,395
     Accrued expenses payable...........................................................            58
     Investment advisory fees payable...................................................            42
                                                                                          ------------

Total Liabilities.......................................................................         1,495
                                                                                          ------------

Net Assets..............................................................................  $    209,630
                                                                                          ============

ANALYSIS OF NET ASSETS
     Paid in capital....................................................................  $    179,855
     Accumulated net realized loss .....................................................        (1,624)
     Net unrealized appreciation........................................................        30,550
     Undistributed net investment income................................................           849
                                                                                          ------------

Net Assets..............................................................................  $    209,630
                                                                                          ============

Net Asset Value Per Share  (based on net assets of $209,630 and 13,337 shares
     issued and outstanding)............................................................  $      15.72
                                                                                          ============

               See accompanying notes to the financial statements

                             ASSET ALLOCATION FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands
INVESTMENT INCOME
     Interest........................................................................      $     4,122
     Dividends.......................................................................            2,009
     Other Income....................................................................                1
                                                                                           -----------

Total Investment Income..............................................................            6,132

EXPENSES
     Investment advisory fees........................................................            1,472
     Fund administration fees........................................................              113
     Fund accounting fees............................................................               45
     Registration fees...............................................................               36
     Custodian fees..................................................................               21
     Professional fees...............................................................               20
     Transfer agent fees.............................................................               13
     Trustees fees...................................................................                8
                                                                                           -----------

Total Expenses.......................................................................            1,728
Less:  Fee Waiver....................................................................              904
                                                                                           -----------

Net Expenses.........................................................................              824
                                                                                           -----------

Net Investment Income................................................................            5,308

NET REALIZED AND UNREALIZED LOSS
     Net realized loss on sale of investments........................................           (1,757)
     Change in net unrealized appreciation on investments............................           (8,185)
                                                                                           -----------

     Net realized and unrealized loss ...............................................           (9,942)
                                                                                           -----------

Net Decrease in Net Assets from Operations...........................................      $    (4,634)
                                                                                           ===========

               See accompanying notes to the financial statements

                             ASSET ALLOCATION FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR             YEAR
In thousands                                                                              ENDED            ENDED
                                                                                        10/31/98         10/31/97
                                                                                        ---------        ---------
CHANGE IN NET ASSETS FROM OPERATIONS
     Net investment income......................................................     $      5,308            2,545
     Net realized gain (loss)...................................................           (1,757)           6,331
     Change in net unrealized appreciation......................................           (8,185)          29,245
                                                                                     ------------      -----------
     Change in net assets from operations.......................................           (4,634)          38,121

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income......................................................           (4,730)          (2,279)
     Net realized gain..........................................................           (6,046)            (290)
                                                                                     ------------      -----------
     Total distributions........................................................          (10,776)          (2,569)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares...............................................          115,208           72,743
     Reinvestment of distributions..............................................           10,719            5,130
     Cost of shares redeemed ...................................................          (65,772)         (36,820)
                                                                                     ------------      -----------
     Increase in net assets from capital transactions...........................           60,155           41,053
                                                                                     ------------      -----------

Increase in net assets..........................................................           44,745           76,605
Net assets at beginning of year.................................................          164,885           88,280
                                                                                     ------------      -----------

Net assets at end of year.......................................................     $    209,630          164,885
                                                                                     ============      ===========

Undistributed net investment income.............................................     $        849              271
                                                                                     ============      ===========

               See accompanying notes to the financial statements

                              ASSET ALLOCATION FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
COMMON STOCKS                                                        MACHINERY / EQUIPMENT - 0.8%
COMMON STOCKS - BASIC MATERIALS                                      Sundstrand Corp.                           33,637     $   1,579
CHEMICAL - 0.2%
Polymer Group, Inc.*                         47,274    $      417    MANUFACTURING - DIVERSIFIED - 1.2%
                                                                     Illinois Tool Works                        10,064           645
METALS & MINING - 0.1%                                               United Technologies Corp.                  19,021         1,812
USEC, Inc.*                                  10,000          146                                                           ---------
                                                                                                                               2,457
PAPER & FOREST PRODUCTS - 0.5%                                                                                             ---------
Caraustar Industries                         30,000          713     Total Common Stocks - Capital
Fibermark, Inc.*                             27,000          385     Goods - 7.5%                                             15,713
                                                       ---------
                                                           1,098     COMMON STOCKS - COMMUNICATION SERVICES
                                                       ---------     CELLULAR AND WIRELESS - 0.2%
Total Common Stocks - Basic                                          Paging Network, Inc.*                      74,779           411
Materials - 0.8%                                           1,661

COMMON STOCKS - CAPITAL GOODS                                        LONG DISTANCE - 0.6%
AEROSPACE & DEFENSE - 0.5%                                           Star Telecommunications*                   17,000           223
Kellstrom Industries, Inc.*                  50,000        1,125     MCI Worldcom, Inc.*                        20,000         1,105
                                                                                                                           ---------
CONTAINER - 0.5%                                                                                                               1,328
AptarGroup, Inc.                             15,000          401     TELEPHONE - 0.8%
Bway Corp.*                                  35,455          607     Ameritech Corporation                       7,500           405
                                                       ---------     Cincinnati Bell                            35,000           908
                                                           1,008     Clearnet Communications*                   30,728           225
ELECTRICAL EQUIPMENT - 2.3%                                                                                                ---------
General Electric                             42,712        3,737                                                               1,538
Triumph Group, Inc.*                         36,649        1,187                                                           ---------
                                                       ---------     Total Common Stocks - Communication
                                                           4,924     Services  - 1.6%                                          3,277
ENVIRONMENTAL - 2.2%
Allied Waste Industries, Inc.*              100,018        2,163     COMMON STOCKS - CONSUMER CYCLICAL
Waste Industries, Inc.*                      25,000          584     APPAREL & TEXTILES - 1.0%
Waste Management, Inc.                       41,516        1,873     Interface, Inc.                           167,502         2,062
                                                       ---------
                                                           4,620     FURNITURE - 0.2%
                                                                     Meadowcraft, Inc.*                         67,500           489

               See accompanying notes to the financial statements
                                       29

                              ASSET ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
PRINTING & PUBLISHING - 1.7%                                         Viacom, Inc. B*                             4,490     $     269
Getty Images, Inc.*                          41,000    $     505     Walt Disney Co.                            56,046         1,510
Journal Register Co.*                        35,700          573                                                           ---------
Scholastic Corp.*                            36,800        1,451                                                               2,486
Tribune Co.                                  16,388          944     FOOD RETAILERS - 3.2%
                                                       ---------     Dominick's Supermarkets, Inc.*             27,261         1,331
                                                           3,473     Kroger Co.*                                72,184         4,006
LEISURE TIME - 0.3%                                                  Safeway, Inc.*                             30,000         1,434
National RV Holdings, Inc.*                  30,000          679                                                           ---------
                                                                                                                               6,771
LODGING / HOTELS - 0.5%                                              FOOD PRODUCERS - 0.6%
Host Marriot Corp.*                          80,000        1,160     Dean Foods Co                              25,000         1,172

RETAIL - GENERAL - 0.2%                                              HOUSEHOLD PRODUCTS / HOUSEWARES - 0.7%
Dayton Hudson Corp.                          10,000          424     Libbey, Inc.                               30,000           930
                                                                     Rubbermaid, Inc.                           15,000           498
RETAIL SPECIALTY - 1.2%                                                                                                    ---------
Home Depot                                   49,774        2,165                                                               1,428
Petsmart, Inc.*                              45,000          323     MEDIA - TV / RADIO / CABLE - 7.7%
                                                       ---------     Canwest Global Comm Corp.                  65,356           764
                                                           2,488     Chancellor Media Corp.*                    80,550         3,091
                                                       ---------     Clear Channel Comms.*                      74,676         3,402
Total Common Stocks - Consumer                                       Emmis Broadcasting Corp.*                  25,500           835
Cyclical - 5.1%                                           10,775     Jacor Communications*                      20,000         1,100
                                                                     Outdoor Systems, Inc.*                     83,707         1,847
COMMON STOCKS - CONSUMER STAPLES                                     Time Warner, Inc.                          37,577         3,488
BEVERAGES - 0.8%                                                     TV Azteca SA ADR                           72,500           634
Coca-Cola Enterprises                        35,000        1,262     Young Broadcasting Corp.*                  30,000           947
Panamerican Beverages                        25,758          522                                                           ---------
                                                       ---------                                                              16,108
                                                           1,784                                                           ---------
DRUG STORES - 1.1%                                                   Total Common Stocks -
CVS Corporation                              50,000        2,284     Consumer Staples - 15.3%                                 32,033

ENTERTAINMENT - 1.2%                                                 COMMON STOCKS - ENERGY
Viacom, Inc. A*                              11,912          707     EXPLORATION/DRILLING - 1.6%
                                                                     Core Laboratories N.V.*                    66,000         1,489

               See accompanying notes to the financial statements
                                       30

                              ASSET ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Pride International, Inc.*                   60,000    $     698     REAL ESTATE / REITS - 2.4%
R & B Falcon Corp.*                          20,000          271     Colonial Properties Trust                  51,350     $   1,412
TransCoastal Marine Svcs., Inc.*             40,000          181     Excel Legacy Corp.*                        50,300           138
Transocean Offshore, Inc.                    21,258          785     First Industrial Realty Trust              43,335         1,110
                                                       ---------     Hanover Capital Mortgage                    6,500            26
                                                           3,424     Hanover Capital Mtge Wts*                  55,500             7
OIL & GAS SERVICE - 1.7%                                             Health Care REIT, Inc.                     41,375           936
Eagle Geophysical, Inc.*                     20,000          136     Spieker Properties, Inc.                   38,416         1,325
Newpark Resources, Inc.*                    114,184        1,078                                                           ---------
Petroleum Geo Services ADR *                 63,578        1,359                                                               4,954
Schlumberger                                 10,000          525     SAVINGS AND LOAN - 0.6%
Superior Energy Services, Inc.*             100,000          403     Washington Mutual, Inc.                    31,800         1,191
                                                       ---------                                                           ---------
                                                           3,501
                                                       ---------     Total Common Stocks - Finance - 8.8%                     18,364

Total Common Stocks - Energy - 3.3%                        6,925     COMMON STOCKS - HEALTH CARE
                                                                     BIO-TECHNOLOGY - 0.8%
COMMON STOCKS - FINANCE                                              Amgen*                                     20,000         1,571
BANKS - 2.6%
Banc One Corp.                               30,570        1,494     DRUGS - 3.8%
BankAmerica Corp.                            41,626        2,391     American Home Products Corp.               10,000           488
State Street Corp.                           15,000          936     Cardinal Health, Inc.                      10,000           946
Texas Regional Bancshares                    29,547          672     Lilly Eli & Co.                            10,000           809
                                                       ---------     Merck & Co.                                14,758         1,996
                                                           5,493     Schering-Plough Corp.                      21,904         2,253
FINANCIAL SERVICES - 1.9%                                            Warner-Lambert Co                          20,000         1,568
Associates First Capital Corp.               25,758        1,816                                                           ---------
MS Dean Witter, Inc.                         17,500        1,133                                                               8,060
PMI Group, Inc.                              20,000        1,009     MEDICAL PRODUCTS & SUPPLIES - 4.3%
                                                       ---------     Abbott Labs                                48,122         2,259
                                                           3,958     Becton Dickenson Co.                       61,516         2,591
INSURANCE - 1.3%                                                     Hanger Ortho. Group, Inc.*                  7,000           138
American Bank Note Holo.                     50,000          472
American International Group                 26,928        2,296
                                                       ---------
                                                           2,768

               See accompanying notes to the financial statements
                                       31

                              ASSET ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                                                                                             PRINCIPAL
                                                                                                             AMOUNT OR
In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Johnson & Johnson Co.                        39,516    $   3,221     First Data                                 37,677     $     998
Ocular Sciences, Inc.*                       35,000          879     Saville Systems Ireland ADR*               60,684         1,024
                                                       ---------     Transaction Systems Arch.*                  2,000            72
                                                           9,088                                                           ---------
                                                       ---------                                                               4,175
Total Common Stocks -                                                PHOTOGRAPHY / IMAGING - 0.6%
Health Care - 8.9%                                        18,719     Xerox Corp.                                11,800         1,143
                                                                                                                           ---------
COMMON STOCKS - MISCELLANEOUS
PROFESSIONAL SERVICES - 1.1%                                         Total Common Stocks -
Billing Concepts Corp.*                      80,316        1,134     Technology - 6.6%                                        13,804
Rental Service Group*                        54,000        1,202
                                                       ---------     COMMON STOCKS - TRANSPORTATION
                                                                     MISCELLANEOUS - 0.3%
Total Common Stocks -                                                Coach USA, Inc.                            25,000           670
Miscellaneous - 1.1%                                       2,336                                                           ---------

COMMON STOCKS - TECHNOLOGY                                           Total Common Stocks -  59.3%
COMMUNICATION EQUIPMENT - 0.8%                                       (cost - $95,345)                                        124,277
Amerilink Corp.*                             20,000          170
Lucent Technologies                           5,000          401     U.S. GOVERNMENT SECURITIES
Powerwave Technologies, Inc.*                48,637          587     U.S. GOVERNMENT AGENCY - 3.1%
Tellabs, Inc.*                               10,000          550     Federal Home Loan Mortgage Corp.
                                                       ---------     4.770%     due  11/16/98               $    6,525         6,512
                                                           1,708
COMPUTER RELATED - 3.2%                                              U.S. GOVERNMENT OBLIGATIONS - 16.2%
Compaq Computers Corp.                       70,004        2,214     U.S. Treasury Notes
EMC Corp Mass., Inc.*                        28,728        1,849     7.125%     due  09/30/99                      661           677
IBM                                           5,000          742     7.750%     due  01/31/00                    1,508         1,569
Sun Microsystems*                            33,874        1,973     6.500%     due  08/31/01                    1,727         1,824
                                                       ---------     5.250%     due  08/15/03                    9,000         9,391
                                                           6,778     5.625%     due  05/15/08                    4,000         4,309
COMPUTER SOFTWARE / SERVICES - 2.0%                                                                                        ---------
Advanced Comm. Systems*                      45,000          439                                                              17,770
Carreker-Antinori, Inc.*                      3,500           23
CSG Systems Intl, Inc.*                      29,700        1,619

               See accompanying notes to the financial statements
                                       32

                              ASSET ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                         PRINCIPAL                                                           PRINCIPAL
In thousands, except shares               AMOUNT        VALUE                                                 AMOUNT        VALUE
                                      --------------   --------                                           --------------  ----------
U.S. Treasury Bond                                                   COMMUNICATIONS & MEDIA - 2.2%
4.500%      due  09/30/00             $       9,000    $   9,045     Airtouch Communications
5.750%      due  11/15/00                     7,000        7,195     7.000%     due  10/01/03             $        788    $      834
                                                       ---------     Panamsat
                                                          16,240      6.000%    due  01/15/03                    3,000         3,002
                                                       ---------     Tribune Company
                                                                      6.875%    due  11/01/06                      800           858
Total U.S. Government Obligations                         34,010                                                          ----------
                                                       ---------                                                               4,694
                                                                     COMPUTER - 1.3%
Total U.S. Government Securities - 19.3%                             IBM Corp.
(cost - $40,101)                                          40,522      5.370%    due  09/22/03                    2,000         1,997
                                                                     Oracle Corp.
CORPORATE BONDS                                                       6.720%    due  02/15/04                      750           772
AEROSPACE & DEFENSE - 1.0%                                                                                                ----------
Boeing Capital Corp.                                                                                                           2,769
5.960%      due  05/25/04                     2,000        1,988     ENTERTAINMENT & LEISURE - 0.6%
                                                                     Brunswick Corp.
AGRICULTURAL & INDUSTRIAL EQUIPMENT - 0.5%                           6.750%     due  12/15/06                      300           313
Case Corp.                                                           Royal Caribbean
  6.750%    due  10/21/07                     1,000        1,048      7.000%    due  10/15/07                    1,000           967
                                                                                                                          ----------
AUTO & TRUCK - 2.6%                                                                                                            1,280
Chrysler Finance Corp.                                               FOOD, BEVERAGE & TOBACCO - 1.5%
6.950%      due  03/25/02                     1,000        1,051     Canandaigua Wine
General Motors Acceptance Corp.                                      8.750%     due  12/15/03                      100           100
5.875%      due  01/22/03                     1,300        1,314     Nabisco, Inc.
General Motors Corp.                                                  6.125%    due  02/01/33                    3,000         3,012
6.375%      due  05/01/08                     3,000        3,110                                                          ----------
                                                       ---------                                                               3,112
                                                           5,475     HEALTH CARE - 0.4%
BANK AND BANK HOLDING COMPANY - 1.8%                                 Omega Healthcare Investors
NationsBank Corp.                                                     6.950%    due  08/01/07                    1,000           895
7.500%      due  09/15/06                     1,576        1,729
Northern Trust Company                                               MACHINERY - 1.0%
6.250%      due  06/02/08                     2,000        2,055     John Deere Capital Co.
                                                       ---------     5.850%     due  01/15/01                    2,000         2,020
                                                           3,784

               See accompanying notes to the financial statements
                                       33

                              ASSET ALLOCATION FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                                                                                            PRINCIPAL
                                         PRINCIPAL                                                          AMOUNT OR
In thousands, except shares               AMOUNT        VALUE                                                 SHARES        VALUE
                                      --------------   --------                                           --------------  ----------
METAL & MINERAL - 0.4%                                               PREFERRED STOCK
Southdown, Inc.                                                      BANKS - 1.0%
10.000% due 03/01/06                  $         788    $     890     ABN Amro Capital Fndg Trst.                80,000    $    2,030

NON FERROUS METAL - 0.5%                                             FINANCIAL SERVICES - 0.8%
Phelps Dodge                                                         Merrill Lynch STRYPES                      22,243         1,621
6.375%    due  11/01/04                       1,000        1,038
                                                                     MEDIA - TV / RADIO / CABLE - 0.3%
OIL & GAS INTERNATIONAL - 1.0%                                       Evergreen Media Corp.                      10,000           758
Enron Corp
6.625%    due  11/15/05                       1,000        1,050     COMPUTER SOFTWARE / SERVICES - 0.3%
Enron Oil & Gas                                                      Microsoft Corp.                             6,700           655
6.500%    due  12/01/07                       1,000        1,034                                                          ----------
                                                       ---------
                                                           2,084     Total Preferred Stock - 2.4% (cost - $4,474)              5,064
RESTAURANTS & LODGING - 0.5%
Hilton Hotels Corp.                                                  COMMERCIAL PAPER
  7.000%    due  07/15/04                     1,000          969     AUTO & TRUCK - 0.4%
                                                                     Ford Motor Credit Corp.
RETAIL - FOOD AND DRUGS - 0.5%                                       5.227%     due  11/20/98                $     500           500
Kroger                                                               5.308%     due  11/20/98                      325           325
  7.650%    due  04/15/07                     1,000        1,080                                                          ----------
                                                                                                                                 825
WASTE MANAGEMENT SERVICES - 0.5%                                     FINANCIAL SERVICES - 2.0%
Waste Management, Inc.                                               AIG Funding, Inc.
  6.625%    due  07/15/02                     1,000        1,036     5.570%     due  11/02/98                      765           765

UTILITIES - 0.4%                                                     American Express Credit Corp.
Korea Electric Power                                                 5.117%     due  11/13/98                      265           265
  7.000%    due  10/01/02                     1,000          835     5.254%     due  11/13/98                    2,275         2,275
                                                       ---------     5.277%     due  11/13/98                      370           370
                                                                     5.294%     due  11/13/98                      150           150
Total Corporate Bonds - 16.7%                                        5.147%     due  11/20/98                      300           300
(cost - $34,39)                                           34,997                                                          ----------
                                                                                                                               4,125
                                                                                                                          ----------

               See accompanying notes to the financial statements
                                       34

                              ASSET ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                         PRINCIPAL
In thousands, except shares               AMOUNT        VALUE
                                      --------------   --------
Total Commercial Paper - 2.4%
(cost - $4,950)                                        $   4,950
DEMAND NOTE
UTILITY-ELECTRIC - 0.0%
Wisconsin Electric
4.751%      due  11/02/98
(cost - $34)                          $          34           34
                                                       ---------

TOTAL INVESTMENTS - 100.1%
(cost - $179,294)                                        209,844

Liabilities, less other assets - (0.1%)                     (214)
                                                       ---------
TOTAL NET ASSETS - 100.0%                              $ 209,630                                             $
                                                       =========

* Non-income producing security.


               See accompanying notes to the financial statements

                             ASSET ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS

                                                                        YEAR             YEAR             YEAR
                                                                        ENDED            ENDED            ENDED
Selected per share data                                               10/31/98         10/31/97         10/31/96
                                                                      --------         --------         ---------
Net asset value, beginning of year........................         $       16.60            12.75            12.04

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................................                  0.39             0.27             0.31
     Net realized and unrealized (loss) gain..............                 (0.32)            3.85             1.01
                                                                   -------------    -------------    -------------
Total income from investment operations...................                  0.07             4.12             1.32

LESS DISTRIBUTIONS:
     Dividends from net investment income.................                  0.35             0.24             0.31
     Distributions from net realized gain.................                  0.60             0.03             0.30
                                                                   -------------    -------------    -------------
Total distributions.......................................                  0.95             0.27             0.61
                                                                   -------------    -------------    -------------

Net asset value, end of year..............................         $       15.72            16.60            12.75
                                                                   =============    =============    =============

Total return..............................................                  0.21%           32.61%           11.06%
                                                                   =============    =============    =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................         $     209,630          164,885           88,280
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..........                  0.36%            0.56%            0.87%
     Expenses, before waivers and reimbursements..........                  0.76%            0.78%            0.87%
     Net investment income, net of waivers
         and reimbursements...............................                  2.33%            1.90%            2.48%
     Net investment income, before waivers
         and reimbursements...............................                  1.93%            1.68%            2.48%
Portfolio turnover rate...................................                    64%              64%             120%

               See accompanying notes to the financial statements

                             ASSET ALLOCATION FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           YEAR          03/03/94
                                                                                          ENDED           THROUGH
Selected per share data                                                                 10/31/95         10/31/94
                                                                                        --------         --------
Net asset value, beginning of period.............................................      $     9.97            10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.......................................................            0.24             0.17
     Net realized and unrealized gain............................................            2.41             0.01
                                                                                       ----------        ---------
Total income from investment operations..........................................            2.65             0.18

LESS DISTRIBUTIONS:
     Dividends from net investment income........................................            0.24             0.16
     Distributions from net realized gain........................................            0.34             0.05
                                                                                       ----------        ---------
Total distributions..............................................................            0.58             0.21
                                                                                       ----------        ---------

Net asset value, end of period...................................................      $    12.04             9.97
                                                                                       ==========        =========

Total return.....................................................................           26.92%            1.84%**
                                                                                       ==========        =========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........................................      $   73,775           10,189
Ratio of expenses to average net assets..........................................            0.96%            1.25%*
Ratio of net investment income to average net assets.............................            2.73%            2.63%*
Portfolio turnover rate..........................................................              95%              64%
-------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized

               See accompanying notes to the financial statements

                               S&P 500 INDEX FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments in securities, at value (cost - $171,740)...........................     $    224,818
     Dividends receivable............................................................              230
     Receivable for securities sold..................................................               53
     Receivable for fund shares sold.................................................               22
                                                                                          ------------

Total Assets.........................................................................          225,123

LIABILITIES
     Variation margin................................................................               61
     Accrued expenses payable........................................................               53
     Investment advisory fees payable................................................                9
                                                                                          ------------

Total Liabilities....................................................................              123
                                                                                          ------------

Net Assets...........................................................................     $    225,000
                                                                                          ============

ANALYSIS OF NET ASSETS
     Paid in capital.................................................................          167,143
     Accumulated net realized gain ..................................................            1,899
     Net unrealized appreciation.....................................................           53,112
     Undistributed net investment income.............................................            2,846
                                                                                          ------------

Net Assets...........................................................................     $    225,000
                                                                                          ============

Net Asset Value Per Share  (based on net assets of $225,000 and 13,663 shares
     issued and outstanding).........................................................     $      16.47
                                                                                          ============

               See accompanying notes to the financial statements

                               S&P 500 INDEX FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands

INVESTMENT INCOME
     Dividends.....................................................................      $       3,066
     Interest......................................................................                593
     Other ........................................................................                  1
                                                                                         -------------
Total Investment Income............................................................              3,660

EXPENSES
     Investment advisory fees......................................................                638
     Fund administration fees......................................................                106
     Fund accounting fees..........................................................                 56
     Registration fees.............................................................                 33
     Professional fees.............................................................                 20
     Custodian fees................................................................                 19
     Transfer agent fees...........................................................                 13
     Trustees fees.................................................................                  6
                                                                                         -------------

Total Expenses.....................................................................                891
Less:  Fee Waiver..................................................................                452
                                                                                         -------------

Net Expenses.......................................................................                439
                                                                                         -------------

Net Investment Income..............................................................              3,221

NET REALIZED AND UNREALIZED GAIN
     Net realized gain on sale of investments......................................                600
     Net realized gain on futures contracts........................................              1,215
     Change in net unrealized appreciation on investments..........................             32,735
     Change in net unrealized appreciation on futures contracts....................                130
                                                                                         -------------

     Net realized and unrealized gain..............................................             34,680
                                                                                         -------------

Net Increase in Net Assets from Operations.........................................      $      37,901
                                                                                         =============

               See accompanying notes to the financial statements

                               S&P 500 INDEX FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR             YEAR
                                                                                           ENDED            ENDED
In thousands                                                                             10/31/98         10/31/97
                                                                                         --------         --------
INCREASE IN NET ASSETS FROM OPERATIONS
     Net investment income..........................................................   $    3,221            1,725
     Net realized gain..............................................................        1,815            4,249
     Change in net unrealized appreciation..........................................       32,865           19,397
                                                                                       ----------       ----------
     Increase in net assets from operations.........................................       37,901           25,371

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income..........................................................       (1,957)            (145)
     Net realized gain..............................................................       (4,165)               0
                                                                                       ----------       ----------
     Total distributions............................................................       (6,122)            (145)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares...................................................      128,734           92,357
     Reinvestment of distributions..................................................        6,123              182
     Cost of shares redeemed .......................................................      (60,248)         (25,005)
                                                                                       ----------       ----------
     Increase in net assets from capital transactions...............................       74,609           67,534
                                                                                       ----------       ----------

Increase in net assets..............................................................      106,388           92,760
Net assets at beginning of year.....................................................      118,612           25,852
                                                                                       ----------       ----------

Net assets at end of year...........................................................   $  225,000          118,612
                                                                                       ==========       ==========

Undistributed net investment income.................................................   $    2,846            1,582
                                                                                       ==========       ==========

               See accompanying notes to the financial statements

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
COMMON STOCKS                                                        Asarco, Inc.                                1,012     $      22
COMMON STOCKS - BASIC MATERIALS                                      Barrick Gold Corp.                          9,542           204
AGRICULTURAL - 0.2%                                                  Battle Mountain Gold Co.                    5,833            32
Archer-Daniels-Midland Co.                   15,281    $     255     Cyprus Amax Mineral Co.                     2,378            30
Pioneer Hi-Bred International                 6,248          175     Freeport McMoran Copper                     4,609            57
                                                       ---------     Homestake Mining Co.                        5,371            64
                                                             430     Inco Ltd.                                   4,286            46
CHEMICALS - 1.8%                                                     Newmont Mining Corp.                        4,032            86
Air Products & Chemicals, Inc.                5,978          226     Phelps Dodge                                1,554            90
Dow Chemical                                  5,748          538     Placer Dome, Inc.                           6,394           101
DuPont De Nemours & Co.                      28,618        1,646     Reynolds Metals                             1,901           114
Eastman Chemical Co.                          1,962          115                                                           ---------
FMC Corp.*                                      931           48                                                               1,374
Goodrich, BF Co.                              1,793           65     PAPER & FOREST PRODUCT - 0.6%
Monsanto Co.                                 15,228          619     Bemis Co.                                   1,393            52
PPG Industries                                4,502          257     Boise Cascade                               1,439            40
Praxair, Inc.                                 4,078          164     Champion International                      2,478            79
Rohm & Haas Co.                               4,562          154     Georgia Pacific Co.                         2,324           120
Union Carbide Corp.                           3,555          137     International Paper                         7,800           362
                                                       ---------     Louisiana-Pacific Co.                       2,839            50
                                                           3,969     Mead Corp.                                  2,686            85
CHEMICALS - SPECIALTY - 0.3%                                         Potlatch Corp.                                750            27
Ecolab, Inc.                                  3,302           99     Stone Container Corp.                       2,532            24
Englehard Corp.                               3,644           77     Temple Inland                               1,447            70
Great Lakes Chemical                          1,501           62     Union Camp Corp.                            1,854            80
Hercules, Inc.                                2,399           80     Westvaco Corp.                              2,559            63
Intl Flavors & Fragrance                      2,739          103     Weyerhaeuser Co.                            5,063           237
Morton International, Inc.                    3,317           82     Willamette Industries                       2,794            87
Nalco Chemical Co.                            1,754           54                                                           ---------
Sigma-Aldrich Corp.                           2,532           78                                                               1,376
W.R. Grace & Co.*                             1,824           32     STEEL - 0.1%
                                                       ---------     Allegheny Teledyne, Inc.                    5,021           103
                                                             667     Armco, Inc.*                                2,786            13
METALS & MINING - 0.6%                                               Bethlehem Steel                             3,239            29
Alcan Aluminum Ltd.                           5,833          148     Nucor Corp.                                 2,270           103
Aluminum Co. of America                       4,794          380

               See accompanying notes to the financial statements
                                       41

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
USX-US Steel                                  2,170    $      50     Thomas & Betts Co.                          1,431     $      64
Worthington Inds, Inc.                        2,524           34                                                           ---------
                                                       ---------                                                               8,778
                                                             332     ENVIRONMENTAL - 0.4%
                                                       ---------     Browning Ferris                             4,425           157
Total Common Stocks - Basic                                          Millipore Corp.                             1,112            27
Materials - 3.6%                                           8,148     Waste Management, Inc.                     14,498           654
                                                                                                                           ---------
COMMON STOCKS - CAPITAL GOODS                                                                                                    838
AEROSPACE & DEFENSE - 0.8%                                           MACHINERY - EQUIPMENT - 0.7%
Boeing Co.                                   25,620          961     Briggs & Stratton                             650            31
General Dynamics Corp.                        3,202          190     Caterpillar, Inc.                           9,312           419
Lockheed Martin Corp.                         4,971          554     Cooper Industries                           3,139           139
Northrop Grumman Corp.                        1,774          141     Cummins Engine                              1,031            35
                                                       ---------     Deere & Co.                                 6,310           223
                                                           1,846     Dover Co.                                   5,686           181
CONSTRUCTION - 0.1%                                                  Harnischfeger                               1,266            12
Case Equipment Corp.                          1,908           42     Ingersoll Rand Co.                          4,208           213
Fluor Corp.                                   2,070           80     Milacron, Inc.                              1,031            20
Foster Wheeler Corp.                          1,085           17     NACCO Industries                              194            18
McDermott International                       1,593           47     Pall Corp.                                  3,193            81
                                                       ---------     Parker Hannifin                             2,793           100
                                                             186     Timken Co.                                  1,608            29
CONTAINERS - 0.1%                                                                                                          ---------
Ball Corp.                                      823           35                                                               1,501
Crown Cork & Seal                             3,255          104     MANUFACTURING - DIVERSIFIED - 1.1%
Owens-Illinois, Inc.*                         4,000          122     Aeroquip - Vickers, Inc.                      750            24
Sealed Air Corp.*                             2,181           77     Centex Corp.                                1,546            52
                                                       ---------     Crane Co.                                   1,812            52
                                                             338     Eaton Corp.                                 1,862           126
ELECTRICAL EQUIPMENT - 3.9%                                          Illinois Tool Works                         6,402           411
AMP, Inc.                                     4,849          199     Johnson Controls                            2,070           116
Emerson Electric Co.                         11,266          744     National Service Inds.                      1,139            41
General Electric                             82,698        7,236     Thermo Electron Corp.*                      4,300            86
Honeywell                                     3,255          260     Tyco International Ltd.                    16,293         1,009
Raychem                                       2,170           66
Rockwell International Corp.                  5,079          209

               See accompanying notes to the financial statements
                                       42

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
United Technologies Corp.                     5,902    $     562     US West, Inc. - Comm Group                 12,727     $     730
                                                       ---------                                                           ---------
                                                           2,479                                                              10,522
OFFICE SUPPLIES - 0.2%                                                                                                     ---------
Avery Dennison Co.                            2,986          124     Total Common Stocks -
Moore Corp.                                   2,232           25     Communication Services - 7.7%                            17,370
Pitney Bowes, Inc.                            7,042          388
                                                       ---------     COMMON STOCKS - CONSUMER CYCLICAL
                                                             537     APPAREL & TEXTILE - 0.3%
TRUCKS & PARTS - 0.1%                                                Fruit of the Loom, Inc.*                    1,862            28
Navistar International*                       1,762           37     Liz Claiborne, Inc.                         1,708            50
Paccar, Inc.                                  1,962           86     Nike, Inc.                                  7,333           320
                                                       ---------     Reebok International Ltd.                   1,447            24
                                                             123     Russell Corp.                                 931            23
                                                                     Spring Industries                             502            18
Total Common Stocks - Capital                                        VF Corp.                                    3,054           128
Goods - 7.4%                                              16,626                                                           ---------
                                                                                                                                 591
COMMON STOCKS - COMMUNICATION SERVICES                               AUTO MANUFACTURERS - 1.6%
CELLULAR & WIRELESS - 0.4%                                           Chrysler Corp.                             16,433           791
Airtouch Communications*                     14,558          815     Ford Motor Co.                             30,864         1,674
Nextel Communications, Inc.*                  7,350          133     General Motors Corp.                       16,568         1,045
                                                       ---------                                                           ---------
                                                             948                                                               3,510
LONG DISTANCE - 2.6%                                                 AUTO PARTS - 0.4%
AT & T Corp.                                 41,230        2,567     Cooper Tire & Rubber Co.                    1,970            33
MCI Worldcom, Inc.*                          45,127        2,493     Dana                                        4,219           176
Sprint Corp.                                 10,950          840     Genuine Parts Co.                           4,620           146
                                                       ---------     Goodyear Tire & Rubber                      4,078           220
                                                           5,900     ITT Industries, Inc.                        3,047           109
TELEPHONE - 4.7%                                                     Snap on Tools, Inc.                         1,601            57
Alltel Corp.                                  6,956          326     TRW, Inc.                                   3,109           177
Ameritech Corp.                              27,994        1,510                                                           ---------
Bell Atlantic                                39,456        2,096                                                                 918
Bell South Corp.                             25,163        2,008     COMMERCIAL & CONSUMER SERVICES - 0.5%
Frontier Corp.                                4,400          132     Cendant Corp.*                             21,753           249
GTE Corp.                                    24,439        1,434     Dun & Bradstreet                            4,440           126
SBC Communications, Inc.                     49,362        2,286     H & R Block                                 2,586           116

               See accompanying notes to the financial statements
                                       43

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
IMS Health, Inc.                              4,140    $     275     Interpublic GRP Cos., Inc.                  3,474     $     203
Laidlaw, Inc.                                 8,357           79     Jostens, Inc.                               1,031            23
Service Corp. International                   6,541          233     Knight Ridder, Inc.                         2,078           106
                                                       ---------     McGraw Hill Cos, Inc.                       2,532           228
                                                           1,078     Meredith Corp.                              1,346            50
FURNITURE, APPLIANCES & TOOLS - 0.2%                                 New York Times                              4,964           140
Black & Decker                                2,370          122     Omnicom Group                               4,340           215
Maytag Corp.                                  2,432          120     Times Mirror Co.                            2,286           127
Stanley Works                                 2,224           67     Tribune Co.                                 3,102           179
Whirlpool Corp.                               1,862           95                                                            --------
                                                       ---------                                                               1,906
                                                             404     RETAIL - DISCOUNT - 1.8%
HOMEBUILDING & SUPPLIES - 0.2%                                       Consolidated Stores*                        2,800            46
Armstrong World Industries                    1,031           64     Dollar General Corp.                        4,625           110
Fleetwood Enterprises                           977           31     Wal-Mart Stores, Inc.                      56,720         3,914
Kaufman & Broad Home Corp.                    1,031           29                                                            --------
Masco Co.                                     8,664          244                                                               4,070
Owens Corning                                 1,393           51     RETAIL - GENERAL - 1.2%
Pulte Corp.                                   1,138           29     Dayton Hudson Corp.                        11,050           468
                                                       ---------     Dillard Dept. Stores                        2,793            87
                                                             448     Federated Department Stores*                5,371           206
LEISURE TIME - 0.3%                                                  Fred Meyer, Inc.*                           3,900           208
Brunswick Corp.                               2,532           49     Harcourt General, Inc.                      1,808            88
Harrah's Entertainment, Inc.*                 2,586           37     K Mart                                     12,397           175
Hasbro, Inc.                                  3,455          121     Kohl's  Corporation*                        4,000           191
Mattel, Inc.                                  7,488          269     May Department Stores                       5,929           362
Mirage Resorts, Inc.*                         4,600           78     Nordstrom, Inc.                             3,932           107
                                                       ---------     Penny JC Co.                                6,433           306
                                                             554     Sears Roebuck & Co.                        10,019           450
LODGING & HOTELS - 0.1%                                                                                                     --------
Hilton Hotels Corp.                           6,302          126                                                               2,648
Marriott International                        6,510          175     RETAIL - SPECIALTY - 1.6%
                                                       ---------     Autozone, Inc.*                             3,900           103
                                                             301     Circuit City Stores, Inc.                   2,532            92
PRINTING & PUBLISHING - 0.8%                                         Gap, Inc.                                   9,949           598
American Greetings Co.                        1,862           75     Home Depot, Inc.                           37,328         1,624
Dow Jones & Co.                               2,378          109
Gannett Co., Inc.                             7,288          451

               See accompanying notes to the financial statements
                                       44

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
The Limited Ltd.                              5,746    $     147     Procter & Gamble                           34,120     $   3,032
Lowes Companies                               8,880          299                                                           ---------
Pep Boys - Manny, Mo, Jack                    1,601           25                                                               5,959
Sherwin Williams                              4,440          112     DRUG STORES - 0.6%
Staples, Inc.*                                7,300          238     CVS Corp.                                   9,772           446
Tandy Corp.                                   2,594          129     Longs Drug Stores                             984            38
TJX Cos, Inc.                                 8,132          154     Rite Aid Corp.                              6,640           264
Toys "R" Us, Inc.*                            6,672          131     Walgreen Co.                               12,604           614
Venator Group, Inc.*                          3,409           29                                                           ---------
                                                       ---------                                                               1,362
                                                           3,681     ENTERTAINMENT - 0.9%
WHOLESALERS - 0.1%                                                   King World Productions, Inc.                1,862            49
Costco Companies, Inc.*                       5,509          313     Walt Disney Co.                            51,877         1,397
                                                       ---------     Viacom, Inc.*                               9,042           541
Total Common Stocks -                                                                                                      ---------
Consumer Cyclical - 9.1%                                  20,422                                                               1,987
                                                                     FOOD PRODUCERS - 2.4%
COMMON STOCKS - CONSUMER STAPLES                                     BestFoods                                   7,334           400
BEVERAGES - 3.1%                                                     Campbell Soup                              11,574           617
Anheuser-Busch Cos., Inc.                    12,404          737     Conagra, Inc.                              12,396           377
Brown Foremann                                1,754          119     General Mills                               4,078           300
Coca-Cola Co.                                62,707        4,241     H J Heinz Co.                               9,330           542
Coca-Cola Enterprises                        10,100          364     Hershey Foods                               3,624           246
Coors, Adolph, Inc.                             931           47     Kellogg Co.                                10,342           341
Pepsico, Inc.                                37,429        1,263     Quaker Oats                                 3,509           207
Seagrams Co., Ltd.                            8,757          288     Ralston-Purina Group                        8,058           269
                                                       ---------     Sara Lee Corp.                             11,897           710
                                                           7,059     Unilever  ADR                              16,328         1,229
COSMETIC & TOILETRIES - 2.7%                                         Wrigley Wm JR Co.                           2,993           242
Alberto-Culver Co.                            1,500           40                                                           ---------
Avon Products, Inc.                           6,718          267                                                               5,480
Colgate Palmolive Co.                         7,542          667     FOOD RETAILERS - 0.8%
Gillette Co.                                 28,524        1,282     Albertson's, Inc.                           6,283           349
Kimberly Clark                               13,900          671     American Stores Co.                         6,942           226
                                                                     Cardinal Health, Inc.                       3,400           321
                                                                     Great Atlantic & Pacific                    1,031            24
                                                                     Kroger*                                     6,502           361

               See accompanying notes to the financial statements
                                       45

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Super-Valu, Inc.                              3,008    $      72     UST, Inc.                                   4,702     $     160
Sysco Corp.                                   8,596          232                                                           ---------
Winn-Dixie Stores, Inc.                       3,824          130                                                               3,552
                                                       ---------                                                           ---------
                                                           1,715     Total Common Stock - Consumer
HOUSEHOLD PRODUCTS / HOUSEWARES - 0.4%                               Staples - 15.0%                                          33,681
Clorox Co.                                    2,586          282
Fort James Corp.                              5,670          229     COMMON STOCKS - ENERGY
Fortune Brands, Inc.                          4,440          147     EXPLORATION & DRILLING - 0.3%
Newell Co.                                    4,105          181     Anadarko Petroleum Corp.                    3,100           105
Rubbermaid, Inc.                              3,871          128     Apache Corp.                                2,500            71
Tupperware Corp.                              1,501           23     Burlington Resources, Inc.                  4,561           188
                                                       ---------     Helmerich & Payne                           1,266            30
                                                             990     Kerr-McGee Co.                              1,266            50
MEDIA - TV, RADIO, CABLE - 1.7%                                      Oryx Energy *                               2,686            38
CBS, Inc.                                    18,242          510     Rowan Companies, Inc.*                      2,170            32
Clear Channel Communications*                 6,300          287     Union Pacific Resources Group               6,412            83
Comcast Corp.                                 9,372          463                                                           ---------
Mediaone Group*                              15,467          654                                                                 597
Tele Communications, Inc.*                   13,333          562     OIL & GAS - DOMESTIC - 0.8%
Time Warner, Inc.                            15,167        1,408     Amerada Hess Corp.                          2,278           126
                                                       ---------     Atlantic Richfield                          8,164           562
                                                           3,884     Occidental Petroleum                        8,964           178
RESTAURANTS - 0.7%                                                   Pennzoil Co.                                1,239            44
Dardeen Restaurants                           3,678           61     Phillips Petroleum Co.                      6,664           288
McDonalds Corp.                              17,522        1,172     Unocal Corp                                 6,202           210
Tricon Global Restaurants*                    3,882          169     USX-Marathon                                7,433           243
Wendy's International                         3,355           70                                                           ---------
                                                       ---------                                                               1,651
                                                           1,472     OIL & GAS - INTERNATIONAL - 5.3%
SPECIALTY PRINTING / SERVICES - 0.1%                                 Amoco Corp.                                24,408         1,370
Deluxe Corp.                                  2,016           65     Chevron Corp.                              16,683         1,360
Donnelley RR & Sons                           3,624          156     Exxon Corp.                                59,930         4,270
                                                       ---------     Mobil Corp.                                19,846         1,502
                                                             221     Royal Dutch Petroleum ADR                  54,456         2,682
TOBACCO - 1.6%                                                       Texaco, Inc.                               13,728           814
RJR Nabisco Holdings Corp.                    8,300          237                                                           ---------
Philip Morris Co., Inc.                      61,707        3,155                                                              11,998


               See accompanying notes to the financial statements
                                       46

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
OIL & GAS - SERVICE - 0.6%                                           Republic New York Corp.                     2,794     $     117
Ashland, Inc.                                 1,854    $      89     State Street Corp.                          4,100           256
Baker Hughes, Inc.                            8,078          178     Summit Bancorp                              4,500           171
Halliburton Co.                              11,234          404     Sun Trust Banks, Inc.                       5,433           379
Schlumberger                                 12,696          667     Synovus Financial Corp.                     6,700           155
Sun Co.                                       2,362           81     Union Planters Corp.                        3,200           149
                                                       ---------     US Bancorp                                 18,941           691
                                                           1,419     Wachovia Corp.                              5,286           480
                                                       ---------     Wells Fargo & Co.                           2,159           799
                                                                                                                           ---------
Total Common Stocks - Energy - 7.0%                       15,665                                                              15,975
                                                                     FINANCIAL SERVICES - 4.1%
COMMON STOCKS - FINANCE                                              American Express Co.                       11,689         1,033
BANK & BANK HOLDING COMPANY - 7.1%                                   American General Corp.                      6,463           443
Banc One Corp.                               29,747        1,454     Associates First Capital Corp.              8,772           618
Bank of New York                             19,130          604     Bear Stearns Companies, Inc.                2,900           103
BankAmerica Corp.                            44,153        2,536     Capital One Financial Corp.                 1,700           173
Bankboston Corporation                        7,448          274     Charles Schwab Corp.                        6,800           326
Bankers Trust of New York                     2,516          158     Countrywide Credit Ind., Inc.               2,800           121
BB&T Corp.                                    7,200          257     Fannie Mae                                 26,340         1,865
Chase Manhattan                              21,642        1,230     FHLMC                                      17,192           989
Comerica, Inc.                                4,039          260     Franklin Resources, Inc.                    6,500           246
Fifth Third Bancorp                           6,743          447     Household International                    12,405           454
First Union Corp.                            24,611        1,427     Lehman Brothers Holdings                    3,100           118
Fleet Financial Group, Inc.                  14,556          581     MBIA, Inc.                                  2,470           151
Huntington Bancshares                         5,400          155     MBNA Corp.                                 19,159           437
Key Corp.                                    11,174          339     Merrill Lynch                               8,772           520
Mellon Bank                                   6,610          397     MS Dean Witter, Inc.                       14,863           962
Mercantile Bancorp                            3,800          174     Providian Corp.                             2,378           189
Morgan (J.P.) & Co., Inc.                     4,602          434     SLM Holding Corp.                           4,300           172
National City Corp.                           8,333          536     SunAmerica, Inc.                            5,000           352
Northern Trust Co.                            2,800          206                                                           ---------
Norwest Corp.                                19,406          722                                                               9,272
PNC Bank Corp.                                7,680          384     INSURANCE - 4.6%
Regions Financial Corp.                       5,500          203     Allstate Corp.                             21,024           905

               See accompanying notes to the financial statements
                                       47

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
American International Group                 26,628    $   2,270     DRUGS - 8.2%
Aon Corp.                                     4,308          267     American Home Products Corp.               33,334     $   1,625
CHUBB Group                                   4,294          264     Bristol-Meyer/Squibb                       25,316         2,799
Cigna Corp.                                   5,486          400     Lilly Eli & Co.                            28,194         2,282
Cincinnati Financial Corp.                    4,300          160     Merck & Co.                                28,442         3,847
Citigroup, Inc.                              58,018        2,730     Pfizer, Inc.                               33,150         3,557
Conseco, Inc.                                 7,957          276     Pharmacia & Upjohn, Inc.                   12,861           681
General RE Corp.                              1,962          431     Schering Plough Corp.                      18,606         1,914
Hartford Financial Services                   5,994          318     Warner-Lambert Co.                         20,816         1,631
Jefferson Pilot                               2,742          167                                                           ---------
Lincoln National Corp.                        2,586          196                                                              18,336
Loews Corp.                                   2,893          272     MEDICAL PRODUCTS & SUPPLIES - 3.2%
Marsh & McLennan Co.                          6,574          365     Abbott Labs                                39,276         1,843
MGIC Investment                               2,894          113     Allergan                                    1,654           103
Progressive Corp.                             1,800          265     ALZA Corp.*                                 2,170           104
Provident Companies, Inc.                     3,500          102     Bard C.R., Inc.                             1,447            62
Safeco Corp.                                  3,601          156     Bausch & Lomb, Inc.                         1,447            60
St. Paul Companies                            6,040          200     Baxter International, Inc.                  7,172           430
Torchmark Corp.                               3,616          158     Becton Dickinson Co.                        6,302           265
Transamerica Corp.                            1,654          172     Biomet, Inc.                                2,793            95
Unum Corp.                                    3,516          156     Boston Scientific Corp.*                    4,994           272
                                                       ---------     Guidant Corp.                               3,832           293
                                                          10,343     Johnson & Johnson Co.                      34,189         2,786
SAVINGS & LOAN - 0.3%                                                Mallinckrodt, Inc.                          1,862            53
Golden West Financial                         1,547          140     Medtronic, Inc.                            11,888           773
Washington Mutual, Inc.                      15,027          563     St. Jude Medical                            2,103            59
                                                       ---------                                                           ---------
                                                             703                                                               7,198
                                                       ---------     MEDICAL SERVICES - 0.6%
Total Common Stocks -                                                Aetna Life and Casualty Co.                 3,698           276
Finance - 16.1%                                           36,293     Columbia/HCA Healthcare                    16,298           342
                                                                     HCR Manor Care, Inc.*                       2,801            91
COMMON STOCKS - HEALTH CARE                                          Healthsouth Corp.*                         10,700           130
BIO/SPECIALTY - 0.2%                                                 Humana, Inc.*                               4,232            80
Amgen*                                        6,518          512

               See accompanying notes to the financial statements
                                       48

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Tenet Healthcare Corp.*                       7,825    $     219     Compaq Computers Corp.                     42,463     $   1,343
United Healthcare Corp.                       4,902          214     Data General Corp.*                         1,331            23
                                                       ---------     Dell Computer Corp.*                       32,184         2,108
                                                           1,352     EMC Corp. Massachusetts*                   12,682           816
                                                       ---------     Gateway 2000, Inc.*                         4,000           223
Total Common Stocks -                                                Hewlett-Packard Co.                        26,286         1,582
Health Care - 12.2%                                       27,398     IBM                                        23,464         3,483
                                                                     Seagate Technology, Inc.*                   6,171           163
COMMON STOCKS - MISCELLANEOUS                                        Silicon Graphics, Inc.*                     4,840            54
DIVERSIFIED - 0.9%                                                   Sun Microsystems*                           9,704           565
Allied Signal, Inc.                          14,358          559     Unisys Corp.*                               6,440           171
Corning Corporation                           5,787          210                                                           ---------
3M Co.                                       10,342          827                                                              13,470
Tenneco, Inc.                                 4,340          132     COMPUTER  SOFTWARE  & SERVICES - 4.8%
Textron, Inc.                                 4,232          315     Adobe Systems, Inc.                         1,700            63
                                                       ---------     Autodesk, Inc.                              1,266            39
Total Common Stocks -                                                ADP, Inc.                                   7,687           598
Miscellaneous - 0.9%                                       2,043     BMC Software, Inc.*                         5,200           250
                                                                     Cabletron Systems*                          4,124            47
COMMON STOCKS - TECHNOLOGY                                           Ceridian Corporation*                       1,854           106
COMMUNICATION EQUIPMENT - 2.2%                                       Computer Associates                        14,244           561
Andrew Corp.*                                 2,236           37     Computer Sciences*                          3,978           210
Ascend Communications, Inc.*                  4,900          236     Electronic Data Systems                    12,500           509
General Instrument Co.*                       3,863           99     Equifax                                     3,800           147
Harris Corp.                                  1,962           69     First Data                                 11,366           301
Lucent Technologies                          33,290        2,669     HBO & Co.                                  11,000           289
Motorola, Inc.                               15,182          789     Microsoft Corp.*                           60,560         6,412
Northern Telecom                             16,581          710     Novell, Inc.*                               8,888           132
Scientific - Atlanta, Inc.                    1,962           29     Oracle Systems Corp.*                      24,703           730
Tellabs, Inc.*                                4,948          272     Parametric Tech Co.*                        6,900           115
                                                       ---------     Paychex, Inc.                               4,100           204
                                                           4,910     Peoplesoft, Inc.                            5,900           125
COMPUTER RELATED - 6.0%                                              Shared Medical System                         656            33
3 Com Corp.*                                  8,986          324                                                           ---------
Apple Computer, Inc.*                         3,401          126                                                              10,871
Cisco Systems, Inc.*                         39,514        2,489

               See accompanying notes to the financial statements
                                       49

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
ELECTRONICS - 0.3%                                                   RAILROAD - 0.5%
EG&G                                          1,139    $      29     Burlington Northern Santa Fe               12,078     $     373
Grainger WW, Inc.                             2,540          117     CSX Corp.                                   5,571           219
Perkin-Elmer Corp.                            1,285          108     Norfolk Southern Co.                        9,703           320
Raytheon Co.                                  8,594          499     Union Pacific Corp.                         6,348           302
Tektronix, Inc.                               1,256           22                                                           ---------
                                                       ---------                                                               1,214
                                                             775     TRUCKING - 0.1%
PHOTOGRAPHY & IMAGING - 0.7%                                         Federal Express*                            3,817           201
Eastman Kodak                                 8,226          638     Ryder System Co.                            1,916            47
Ikon Office Solution                          3,455           33                                                           ---------
Polaroid Corp.                                1,166           31                                                                 248
Xerox                                         8,364          810                                                           ---------
                                                       ---------     Total Common Stocks -
                                                           1,512     Transportation - 1.0%                                     2,291
SEMICONDUCTOR - 2.3%
Advanced Micro Devices*                       3,609           81     COMMON STOCKS - UTILITIES
Applied Materials, Inc.*                      9,396          326     ELECTRIC - 2.6%
Intel Corp.                                  42,646        3,803     AES Corp.*                                  4,500           184
KLA-Tencor Corp.*                             2,200           81     Ameren Corp.                                3,532           141
LSI Logic Corp.*                              3,655           55     American Electric Power Co.                 4,902           240
Micron Technology, Inc.                       5,471          208     Baltimore Gas & Electric                    3,771           118
National Semiconductor*                       4,263           54     Carolina Power & Light                      3,924           180
Texas Instruments                            10,012          640     Central & Southwest Corp.                   5,471           152
                                                       ---------     Cinergy Corp.                               4,083           141
                                                           5,248     Consolidated Edison                         6,041           303
                                                       ---------     Dominion Resources                          4,994           231
Total Common Stocks -                                                DTE Energy Co.                              3,717           158
Technology - 16.3%                                        36,786     Duke Power                                  9,148           592
                                                                     Edison International                        9,058           239
COMMON STOCKS - TRANSPORTATION                                       Entergy Corp.                               6,287           181
AIR TRANSPORTATION - 0.4%                                            First Energy Corp.                          6,024           181
AMR Corp.*                                    4,648          311     FPL Group, Inc.                             4,648           291
Delta Airlines                                1,916          202     General Public Utilities, Inc.              3,247           140
Southwest Airlines Co.                        8,487          180     Houston Industries                          7,460           232
US Airways Group, Inc.*                       2,401          136     Niagara Mohawk Power                        4,817            70
                                                       ---------
                                                             829

               See accompanying notes to the financial statements
                                       50

                               S&P 500 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                                                                                              PRINCIPAL
In thousands, except shares                SHARES        VALUE                                                 AMOUNT        VALUE
                                         -----------   ----------                                           ------------   ---------
Northern States Power                         3,808    $     103     U.S. GOVERNMENT SECURITIES
Pacificorp                                    7,641          146     U.S. GOVERNMENT AGENCY - 0.2%
Peco Energy Co.                               5,633          218     Federal Home Loan Mortgage Corp.
PP & L Resources, Inc.                        3,832          104     5.280%     due  11/12/98                $     104     $     104
PG & E Corp.                                  9,688          295     4.770%     due  11/20/98                      350           349
Public Service Enterprises                    5,948          226                                                           ---------
Southern, Co.                                17,698          499                                                                 453
Texas Utilities Co.                           7,092          310     U.S. GOVERNMENT OBLIGATIONS - 0.1%
Unicom Corp.                                  5,525          208     U.S. Treasury Bills
                                                       ---------     5.360%     due  12/03/98                       75            75
                                                           5,883     4.290%     due  01/21/99                      100            99
NATURAL GAS - 0.7%                                                                                                         ---------
Coastal Corp.                                 5,472          193                                                                 174
Columbia Energy Group                         2,111          122                                                           ---------
Consolidated Natural Gas                      2,378          126     Total U.S. Government Securities - 0.3%
Eastern Enterprises                             542           22     (cost - $627)                                               627
Enron Corp.                                   8,356          441
Nicor                                         1,293           55     DEMAND NOTE
Oneok, Inc.                                     850           29     UTILITY-ELECTRIC - 0.0%
People's Energy Corp.                           904           33     Wisconsin Electric
Sempra Energy                                 6,163          160     4.751%     due  11/02/98
Sonat, Inc.                                   2,770           84     (cost - $22)                                   22            22
Williams Companies                           10,858          298                                                           ---------
                                                       ---------     TOTAL INVESTMENTS - 99.9%
                                                           1,563     (cost - $171,740)                                       224,818
                                                       ---------     Other assets, less liabilities - 0.1%                       182
Total Common Stocks - Utilities - 3.3%                     7,446                                                           ---------
                                                       ---------
Total Common Stocks - 99.6%                                          TOTAL NET ASSETS - 100.0%                             $ 225,000
                                                                                                                           =========
(cost - $171,091)                                        224,169

                                                                     *Non-income producing security.

               See accompanying notes to the financial statements

                               S&P 500 INDEX FUND
                              FINANCIAL HIGHLIGHTS

                                                                          YEAR             YEAR           09/03/96
                                                                          ENDED            ENDED           THROUGH
Selected per share data                                                 10/31/98         10/31/97         10/31/96
                                                                        --------         --------         --------
Net asset value, beginning of period............................      $    14.15            10.77            10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income......................................            0.25             0.21             0.02
     Net realized and unrealized gain...........................            2.78             3.19             0.77
                                                                      ----------       ----------        ---------
Total income from investment operations.........................            3.03             3.40             0.79

LESS DISTRIBUTIONS:
     Dividends from net investment income.......................            0.23             0.02             0.02
     Distributions from net realized gain.......................            0.48             0.00             0.00
                                                                      ----------       ----------        ---------
Total distributions.............................................            0.71             0.02             0.02
                                                                      ----------       ----------        ---------

Net asset value, end of period.................................       $    16.47            14.15            10.77
                                                                      ==========       ==========        =========

Total return ...................................................           22.16%           31.58%            7.86%**
                                                                      ==========       ==========        =========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................       $  225,000          118,612           25,852
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements................            0.21%            0.37%            0.71%*
     Expenses, before waivers and reimbursements................            0.42%            0.49%            1.26%*
     Net investment income, net of waivers
         and reimbursements.....................................            1.51%            1.66%            1.60%*
     Net investment income, before waivers
         and reimbursements.....................................            1.30%            1.54%            1.05%*
Portfolio turnover rate.........................................               7%              13%               0%
--------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized

               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments in securities, at value (cost - $55,810)............................     $     60,539
     Foreign currency (cost - $1,125) ...............................................            1,103
     Receivable for securities sold..................................................              604
     Dividends receivable............................................................              134
     Cash............................................................................               21
     Receivable for fund shares sold.................................................                5
                                                                                          ------------

Total Assets.........................................................................           62,406

LIABILITIES
     Payable for securities purchased ...............................................              628
     Accrued expenses payable........................................................              119
     Net unrealized depreciation on forward foreign currency contracts...............               86
     Investment advisory fees payable................................................               30
                                                                                          ------------

Total Liabilities....................................................................              863
                                                                                          ------------

Net Assets...........................................................................     $     61,543
                                                                                          ============

ANALYSIS OF NET ASSETS
     Paid in capital.................................................................     $     57,967
     Accumulated net realized loss...................................................           (1,491)
     Net unrealized apppreciation....................................................            4,621
     Undistributed net investment income.............................................              446
                                                                                          ------------

Net Assets...........................................................................     $     61,543
                                                                                          ============

Net Asset Value Per Share  (based on net assets of $61,543 and 5,416 shares
     issued and outstanding).........................................................     $      11.36
                                                                                          ============

               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands

INVESTMENT INCOME
     Dividends (net of $172 for foreign taxes withheld)...................................  $    1,252
     Interest.............................................................................         193
                                                                                            ----------

Total Investment Income...................................................................       1,445

EXPENSES
     Investment advisory fees.............................................................         571
     Custodian fees.......................................................................         199
     Fund accounting fees.................................................................          71
     Fund administration fees.............................................................          30
     Transfer agent fees..................................................................          12
     Registration fees....................................................................           9
     Professional fees....................................................................           6
     Trustees fees........................................................................           2
                                                                                            ----------

Total Expenses............................................................................         900
Less:  Fee Waiver.........................................................................         210
                                                                                            ----------

Net Expenses..............................................................................         690
                                                                                            ----------

Net Investment Income.....................................................................         755

NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized loss on sale of investments and foreign currency transactions...........      (1,564)
     Net realized gain on forward foreign currency contracts..............................         187
     Change in net unrealized appreciation on investments and foreign currency............       3,439
     Change in net unrealized depreciation on forward foreign currency contracts..........        (184)
                                                                                            ----------

     Net realized and unrealized gain.....................................................       1,878
                                                                                            ----------

Net Increase in Net Assets from Operations................................................  $    2,633
                                                                                            ==========

               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR             YEAR
                                                                                          ENDED            ENDED
In thousands                                                                            10/31/98         10/31/97
                                                                                        --------         --------

INCREASE IN NET ASSETS FROM OPERATIONS
     Net investment income...........................................................  $      755              506
     Net realized gain (loss)........................................................      (1,377)           1,691
     Change in net unrealized appreciation...........................................       3,255            1,188
                                                                                       ----------        ---------
     Increase in net assets from operations..........................................       2,633            3,385

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income...........................................................      (2,001)             (55)
     Net realized gain...............................................................        (563)               0
                                                                                       ----------        ---------
     Total distributions.............................................................      (2,564)             (55)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares....................................................      30,278           27,669
     Reinvestment of distributions...................................................       2,564              134
     Cost of shares redeemed ........................................................     (24,511)          (3,167)
                                                                                       ----------        ---------
     Increase in net assets from capital transactions................................       8,331           24,636
                                                                                       ----------        ---------

Increase in net assets...............................................................       8,400           27,966
Net assets at beginning of year......................................................      53,143           25,177
                                                                                       ----------        ---------

Net assets at end of year............................................................  $   61,543           53,143
                                                                                       ==========        =========

Undistributed net investment income..................................................  $      446            1,577
                                                                                       ==========        =========

               See accompanying notes to the financial statements

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
COMMON STOCKS - FOREIGN                                              Tractabel Inv Intl Npv                      1,960     $     327
AUSTRALIA - 5.2%                                                     Union Miniere Npv                             354            13
Amcor Limited                                14,000    $      58                                                           ---------
Brambles Industries Ltd.                     10,000          218                                                               2,803
Broken Hill Proprietary Co.                  41,500          351     CANADA - 2.4%
CSR Limited Ord                              54,000          123     Agrium, Inc.                                6,000            63
David Jones Limited                          75,000           76     Alcan Aluminum Ltd.                         3,600            90
Lend Lease Corp Ltd.                          6,000          132     Bank of Montreal                            2,400            98
National Australia Bank Lts                  29,000          383     Canadian National Railway Co.               2,400           120
News Corporation Ltd.                        50,152          341     Canadian Pacific Ltd                        7,300           163
News Corporation Ltd. Pfd                    18,140          109     Extendicare, Inc.*                          5,600            29
Orica Limited                                 9,000           49     Hudsons Bay Co.                             4,500            57
Pacific Dunlop                               41,000           73     Imasco Ltd.                                 3,600            67
QBE Insurance                                25,855          102     Imperial Oil Ltd.                           7,800           123
Qantas Airways Limited                       40,537           69     Magna International                         1,000            62
Rio Tinto Limited                             9,700          121     Newbridge Networks Corp.*                   2,400            49
Santos Limited                               38,300          112     Northern Telecom Ltd.                         600            26
Telstra Corporation                         103,500          409     Nova Corp.                                  1,816            25
Westpac Bank                                 48,000          291     Potash Corp.                                1,000            69
WMC Limited                                  33,000          111     Royal Bank of Canada                        2,900           133
Woolworths Ltd.                              15,000           53     Seagram Co. Ltd.                            1,400            46
                                                       ---------     Shaw Communications, Inc.                   5,300           106
                                                           3,181     Trans Canada Pipeline                       7,580           114
BELGIUM - 4.6%                                                       Westcoast Energy                            2,200            43
Delhaize-Le Lion                              3,080          263                                                           ---------
Electrabel Cap                                1,490          550                                                               1,483
Fortis Ag                                     2,505          720     DENMARK - 0.6%
Fortis Ag - Strip Vvpr                           75            0     Den Danske Bank                             1,200           163
Groupe Bruxelles Lambert                        880          163     Tele Danmark                                1,700           185
KBC Bancassurance Holding                     5,634          393                                                           ---------
KBC Bankverzekerin Strip                         70            0                                                                 348
Petrofina Sa                                    475          177     FINLAND - 2.9%
Solvay Sa                                     2,510          197     Merita Ltd                                 33,500           179
                                                                     Nokia Ab                                   14,800         1,347
                                                                     Rauma Oy                                        1             0

               See accompanying notes to the financial statements
                                       56

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Sampo Insurance Co.                           2,300    $      72     BMW Ag                                        220     $     155
Upm-Kymmene Oy                                8,800          210     BMW Ag Rights                                  51            35
                                                       ---------     Commerzbank Ag                              1,560            47
                                                           1,808     Continental Ag                              5,550           147
FRANCE - 8.9%                                                        Daimler Benz Ag                             3,557           276
Alcatel-Alsthom                               1,990          222     Deutsche Bank Ag                            5,290           329
Axa Uap                                       2,770          313     Deutsche Telekom Ag                        15,200           414
Banque Nationale De Paris                     3,326          211     Dresdner Bank Ag                            7,000           273
Carrefour                                       280          186     Hoechst Ag                                  2,750           115
Clf - Dexia France                            1,470          217     Man Ag                                        390           127
Compagnie De Saint-Gobain                     1,505          223     Mannesmann Ag                               3,700           364
Eridania Beghin Say Sa                          580          104     Metro Ag                                    4,450           274
France Telecom Sa                             4,130          288     Muenchener Rueckver Ag                      1,110           508
Gruope Danone                                   840          222     Preussag Ag                                   300           111
L'Air Liquide                                 1,223          205     Rwe Ag                                      3,920           213
Lagardere SCA                                 4,980          200     Sap Ag                                        200            84
Michelin (Cgde)                               3,941          162     Schering Ag                                 2,000           236
Paribas                                       2,080          153     Siemens Ag                                  9,370           563
Pechiney Sa                                   2,697           93     Veba Ag                                     7,320           409
Peugeot Sa                                    1,340          223     Volkswagen Ag                               4,300           323
Pinault Printemps Redoute Sa                  1,000          167                                                           ---------
Rhone-Poulenc                                 5,762          263                                                               6,361
Seita                                         5,330          317     ITALY - 3.7%
Soc Natl Elf Aquit                            2,240          259     Assicurazioni Generali                     13,092           469
Societe Generale                              1,417          187     Danieli Risp (Savings)                     21,000            81
Suez Lyonnaise Des Eaux                       2,196          393     Ente Nazionale Idrocarburi                 71,000           423
Thomson CSF                                   4,310          150     Instituto Bancario San Paolo                9,000           132
Total Sa                                      1,960          226     Instituto Mobiliare Italinao               10,000           154
Vivendi                                       2,070          473     Montedison                                131,300           130
                                                       ---------     Rinascente                                 11,800           114
                                                           5,457     Telecom Italia Spa                         35,665           258
GERMANY - 10.3%                                                      Tim Spa                                    47,000           273
Allianz Ag                                    2,628          901     Uncredito Italiano Spa                     50,000           269
Bayer Ag                                     11,240          457                                                           ---------
                                                                                                                               2,303

               See accompanying notes to the financial statements
                                       57

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
JAPAN - 14.3%                                                        Sekisui House Ltd.                         19,000     $     189
Acom Co Ltd.                                  2,000    $     112     Shin-Etsu Chemical Co.                      4,000            80
Amada Co.                                    21,000          126     Sony Corp.                                  4,200           267
Bridgestone Corp.                             2,000           44     Sumitomo Chemical Co.                      25,000            84
Canon, Inc.                                  16,000          303     Sumitomo Electric                          17,000           188
Cannon Sales Co., Inc.                        7,000           93     Takeda Chemical                            12,000           390
Citizen Watch Co.                            18,000           99     TDK Corp.                                   3,000           198
Dai Nippon Printing Co., Ltd.                18,000          277     Tokio Marine & Fire                        19,000           216
Daiichi Pharm Co.                            16,000          267     Toray Industries, Inc.                     53,000           246
Daikin Industries                            21,000          166     Toshiba Corp.                              49,000           230
Daiwa House                                  11,000          124     Toyo Suisan Kaisha                         11,000            73
Denso Corporation                            16,000          301     Toyota Motor Corporation                   13,000           312
Fanuc Co.                                     7,900          237     Yamato Transport Co. Ltd.                   7,000            84
Fuji Photo Film                               4,000          147                                                            --------
Fujitsu Ltd.                                 11,000          117                                                               8,779
Honda Motor Co.                               9,000          270     MALAYSIA - 0.0%
Hoya Corp.                                    4,000          171     Malayan Banking                             6,000             5
Ito-Yokado Co Ltd.                            8,000          467     Nestle (Malaysia) Bhd                       4,000            10
Kao Corp.                                     2,000           40                                                            --------
Kaneka Corp.                                 21,000          154                                                                  15
Kirin Brewery Co Ltd.                        21,000          229     NETHERLANDS - 5.7%
Kokuyo                                        6,000           80     Abn-Amro Holdings                          11,860           222
Kuraray Co., Ltd.                            24,000          256     Akzo Nobel                                  2,900           113
Kyocera Corp.                                 2,000           88     Elsevier                                   23,700           334
Marui Co.                                    10,000          174     Heineken Nv                                 5,700           304
Matsushita Electric Indl Co.                 23,000          338     ING Groep                                  13,955           675
Ngk Insulators                               32,000          356     KLM                                           146             4
Nintendo                                      2,100          178     Koninklijke Kpn Nv                          7,381           287
Nippon Meat Packer                           14,000          195     Philips Electronics                         2,800           149
Omron Corp.                                   6,000           59     Royal Dutch Petroleum                      22,100         1,067
Sankyo Co Ltd.                               14,000          316     Unilever                                    4,600           341
Secom                                         5,000          371                                                            --------
Sega Enterprises                              3,000           67                                                               3,496
                                                                     NEW ZEALAND - 3.3%
                                                                     Auckland Intl Airport Ltd.                 64,000            66
                                                                     Brierley Investments Ltd.                 447,800           102

               See accompanying notes to the financial statements
                                       58

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Carter Holt Harvey Ltd.                     180,500    $     147     Julius Baer Holding Ag                         60     $     184
Fletcher Challenge Building                  69,300           92     Nestle Sa                                     421           895
Fletcher Challenge Energy                    76,500          141     Novartis                                      780         1,405
Fletcher Challenge Paper                    137,700           87     Roche Holding Ag                               92         1,073
Fletcher Forestry Shares                     40,480           14     Schw Ruckversicherungs                        188           419
Lion Nathan Ltd.                             72,400          190     SwissCom                                       84            29
Telecom Corp. of New Zealand                296,600        1,217                                                           ---------
                                                       ---------                                                               4,784
                                                           2,056     UNITED KINGDOM - 23.7%
NORWAY - 0.4%                                                        Abbey National Ord                         16,000           311
Norsk Hydro Asa                               3,200          139     Allied Zurich Plc                          30,500           365
Norske Skogindustrier Asa                     4,800          137     Barclays Plc                               20,000           431
                                                       ---------     Bass Plc                                    8,482           103
                                                             276     Billiton Plc                               89,000           218
SINGAPORE - 0.6%                                                     BOC Group Plc                              22,000           323
Singapore Press Hds                          28,932          249     Booker Plc                                 36,000            75
UTD Overseas Bank                            29,000          136     Boots Co. Ord                              23,000           345
                                                       ---------     British American Tobacco                   21,500           194
                                                             385     British Petroleum Ord                      57,712           848
SWEDEN - 2.9%                                                        British Sky Broadcasting                    4,500            37
Abb As                                        9,340           99     British Steel Plc                         217,000           372
Astra As                                     12,360          200     British Telecommunications                 58,000           750
Drott Ab                                      2,700           21     Cable and Wireless Ord                     15,000           168
Electrolux Ab                                 8,990          135     Charter Plc                                37,846           189
Ericsson Lm                                  15,060          339     Coats Viyella Plc                         165,000            86
Investor Ab                                   3,800          148     Diageo Plc                                 28,920           312
Nordbanken Holding Ab                        30,200          181     Fairview Holdings Plc                      22,750            31
Skandia Forsakrings Ab                       11,140          142     Fki Plc                                    93,000           196
Skanska As                                    2,700           89     General Electric Co.                       53,000           424
Svenska Handelsbanken                         3,050          128     Glaxo Holdings Ord                         31,500           979
Swedish Match Ab                             36,400          128     Greenalls Group Plc                        29,000           158
Volvo Ab                                      6,660          144     Hanson Plc                                 37,750           266
                                                       ---------     Hillsdown Holdings                         45,500            64
                                                           1,754     House of Fraser Plc                        77,000            84
SWITZERLAND - 7.8%
Abb Ag                                          157          188
Credit Suisse Group                           3,841          591

               See accompanying notes to the financial statements
                                       59

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                                                                                             PRINCIPAL
In thousands, except shares                SHARES        VALUE                                                 AMOUNT        VALUE
                                         -----------   ----------                                           ------------   ---------
Hsbc Holdings Ord                            20,235    $     474     COMMERCIAL PAPER - 1.1%
Inchcape                                     25,000           44     RETAIL -1.1%
Jefferson Smurfit Group Plc                  79,702          132     Albertson's Inc.
Lloyds TSB Group Plc                         61,500          760     5.630%     due  11/02/98
Marks & Spencer Plc                          78,500          582     (cost - $680)                                 680     $     680
Mirror Group Plc                             89,000          217                                                           ---------
National Westminster Bank Plc                18,500          313     TOTAL INVESTMENTS - 98.4%
Nycomed Amersham Plc                         27,000          190     (cost - $55,810)                                         60,539
Peninsular & Orient Steam Nav                21,606          225
Prudential Corp.                             15,000          195     Cash and other assets,
Reed International Plc                       34,000          288     less liabilities -  1.6%                                  1,004
Rio Tinto Plc                                22,000          267                                                           ---------
RJB Mining Plc                               61,000           77
Royal Sun Alliance                           22,966          210     TOTAL NET ASSETS - 100.0%                             $  61,543
Sainsbury (J) Plc                            10,000           88                                                           =========
Scottish Hydro-electric Plc                  27,500          283     * Non-income producing security.
Sedgwick Group Plc                           64,000          241
Smithkline Beecham Plc                       58,000          726
Tate & Lyle Ord                              38,500          226
Terranova Foods Plc                          22,750           45
Tesco                                       106,500          301
Thames Water Plc                             18,791          349
Thames Water Plc Class B                     20,500           26
United News & Media Plc                      18,000          199
Vodafone Group Ord                           24,708          331
Williams Holding Plc                         24,153          151
Yorshire Water Plc                           35,000          301
                                                       ---------
                                                          14,570
                                                       ---------
Total Common Stocks -
Foreign - 97.3% (cost - $55,130)                          59,859

               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1998

As a percentage of net assets

NON - U.S. EQUITIES
     Aerospace & military technology........................................      0.24 %
     Appliances and household durable.......................................      1.45
     Automobiles............................................................      2.83
     Banking................................................................     11.64
     Beverages and tobacco..................................................      2.81
     Broadcasting and publishing............................................      3.06
     Building materials and components......................................      1.14
     Business and public services...........................................      4.49
     Chemicals..............................................................      3.78
     Construction and housing...............................................      0.65
     Data processing and reproduction.......................................      0.68
     Electrical and electronics.............................................      6.09
     Electronic components..................................................      1.37
     Energy sources.........................................................      6.43
     Financial services.....................................................      1.58
     Food and household products............................................      3.65
     Forest products and paper..............................................      1.28
     Health and personal care...............................................     10.03
     Industrial components..................................................      2.06
     Insurance..............................................................      7.93
     Leisure and tourism....................................................      0.43
     Machinery and engineering..............................................      0.81
     Merchandising..........................................................      5.26
     Metals - steel.........................................................      0.60
     Metals - non ferrous...................................................      1.49
     Miscellaneous materials and commodities................................      0.00
     Multi-industry.........................................................      2.20
     Real estate............................................................      0.24
     Recreation and other consumer goods....................................      0.80
     Telecommunications.....................................................      8.09
     Textiles and apparel...................................................      0.15
     Transportation - airlines..............................................      0.12
     Transportation - road and rail.........................................      0.33
     Transportation - shipping..............................................      0.37

               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1998

     Utilities - electrical and gas..............................................       3.15
     Wholesale and international trade...........................................       0.20
                                                                                    --------
                                                                                       97.30
COMMERCIAL PAPER
     Retail......................................................................       1.10
                                                                                    --------

TOTAL INVESTMENTS................................................................      98.40

Cash and other assets, less liabilities..........................................       1.60 %
                                                                                    --------

TOTAL NET ASSETS.................................................................     100.00 %
                                                                                    ========






               See accompanying notes to the financial statements

                           INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

                                                                           YEAR             YEAR           09/03/96
                                                                           ENDED            ENDED           THROUGH
Selected per share data                                                  10/31/98         10/31/97         10/31/96
                                                                         --------         --------         --------
Net asset value, beginning of period...........................     $      11.34            10.20            10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income.....................................             0.17             0.11             0.02
     Net realized and unrealized gain..........................             0.40             1.05             0.21
                                                                    ------------     ------------     ------------
Total income from investment operations........................             0.57             1.16             0.23

LESS DISTRIBUTIONS:
     Dividends from net investment income......................             0.43             0.02             0.03
     Distributions from net realized gain......................             0.12             0.00             0.00
                                                                    ------------     ------------     ------------
Total distributions............................................             0.55             0.02             0.03
                                                                    ------------     ------------     ------------

Net asset value, end of period.................................     $      11.36            11.34            10.20
                                                                    ============     ============     ============

Total return ..................................................             5.27%           11.34%            2.32%**
                                                                    ============     ============     ============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................     $     61,543           53,143           25,177
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............             1.15%            1.40%            1.46%*
     Expenses, before waivers and reimbursements...............             1.50%            1.61%            1.46%*
     Net investment income, net of waivers
         and reimbursements....................................             1.25%            1.14%            1.52%*
     Net investment income, before waivers
         and reimbursements....................................             0.90%            0.93%            1.52%*
Portfolio turnover rate........................................               45%              27%               0%
----------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized

               See accompanying notes to the financial statements

                                REIT INDEX FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

In thousands, except per share data

ASSETS
     Investments in securities, at value (cost - $60,941)............................    $      60,336
     Receivable for securities sold..................................................              512
     Dividends receivable............................................................              156
     Receivable for fund shares sold.................................................                3
                                                                                         -------------
Total Assets.........................................................................           61,007

LIABILITIES
     Accrued expenses payable........................................................               12
     Investment advisory fees payable................................................                5
                                                                                         -------------

Total Liabilities....................................................................               17
                                                                                         -------------

Net Assets...........................................................................    $      60,990
                                                                                         =============

ANALYSIS OF NET ASSETS
     Paid in capital.................................................................    $      59,114
     Accumulated net realized loss...................................................             (413)
     Net unrealized depreciation.....................................................             (605)
     Undistributed net investment income.............................................            2,894
                                                                                         -------------

Net Assets...........................................................................    $      60,990
                                                                                         =============

Net Asset Value Per Share  (based on net assets of $60,990 and 5,340 shares
     issued and outstanding).........................................................    $       11.42
                                                                                         =============

               See accompanying notes to the financial statements

                                REIT INDEX FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

In thousands

INVESTMENT INCOME
     Dividends.........................................................................   $      4,127
     Interest..........................................................................             15
                                                                                          ------------
Total Investment Income................................................................          4,142

EXPENSES
     Investment advisory fees..........................................................            492
     Fund administration fees..........................................................             41
     Fund accounting fees..............................................................             31
     Custodian fees....................................................................             17
     Transfer agent fees...............................................................             12
     Professional fees.................................................................              9
     Registration fees.................................................................              4
     Trustees fees.....................................................................              3
     Other.............................................................................              1
                                                                                          ------------

Total Expenses.........................................................................            610
Less:  Fee Waiver......................................................................            410
                                                                                          ------------

Net Expenses...........................................................................            200
                                                                                          ------------

Net Investment Income..................................................................          3,942

NET REALIZED AND UNREALIZED LOSS
     Net realized loss on sale of investments..........................................           (317)
     Change in net unrealized depreciation on investments..............................        (13,803)
                                                                                          ------------

     Net realized and unrealized loss..................................................        (14,120)
                                                                                          ------------

Net Decrease in Net Assets from Operations.............................................   $    (10,178)
                                                                                          ============

               See accompanying notes to the financial statements

                                REIT INDEX FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR             YEAR
                                                                                         ENDED            ENDED
In thousands                                                                           10/31/98         10/31/97
                                                                                       --------         --------
CHANGE IN NET ASSETS FROM OPERATIONS
     Net investment income......................................................    $       3,942            2,825
     Net realized gain (loss)...................................................             (317)             598
     Change in net unrealized appreciation......................................          (13,803)          12,744
                                                                                    -------------    -------------
     Change in net assets from operations.......................................          (10,178)          16,167

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income......................................................           (3,370)            (639)
     Net realized gain..........................................................             (690)              (4)
                                                                                    -------------    -------------
     Total distributions........................................................           (4,060)            (643)

CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares...............................................           14,502           66,295
     Reinvestment of distributions..............................................            4,059              643
     Cost of shares redeemed....................................................          (43,232)          (8,253)
                                                                                    -------------    -------------
     Change in net assets from capital transactions.............................          (24,671)          58,685
                                                                                    -------------    -------------

Change in net assets............................................................          (38,909)          74,209
Net assets at beginning of year.................................................           99,899           25,690
                                                                                    -------------    -------------

Net assets at end of year.......................................................    $      60,990           99,899
                                                                                    =============    =============

Undistributed net investment income.............................................    $       2,894            2,322
                                                                                    =============    =============

               See accompanying notes to the financial statements

                                 REIT INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
COMMON STOCKS - REAL ESTATE                                          Pacific Gulf Properties                    10,020     $     199
INVESTMENT TRUSTS (REITS)                                            Penn Real Estate Invest Trust               6,755           138
APARTMENTS - 18.6%                                                   Prime Group Realty Trust                    7,900           127
AMLI Residential Properties                   8,345    $     188     Rouse Co.                                  34,400           965
Apartment Invest & Mgmt Co.                  24,213          846     Washington REIT                            17,970           319
Archstone Communities Trust                  71,830        1,446                                                           ---------
Associated Estates Realty                    11,470          151                                                               3,606
Avalon Bay Communities                       31,162        1,001     ENTERTAINMENT - 0.2%
Berkshire Realty Co.                         18,490          166     Entertainment Properties Trust              7,000           116
BRE Properties                               22,180          535
Camden Property Trust                        22,394          602     HOTEL - 9.9%
Cornerstone Realty Income                    21,600          232     Boykin Lodging Co.                          8,700           124
Equity Residential Properties                60,699        2,549     Equity Inns, Inc.                          18,325           192
Essex Property Trust, Inc.                    8,305          261     Felcor Suite Hotels                        33,890           799
Gables Residential Trust                     12,775          336     Hospitality Properties Trust               21,465           569
Home Properties of New York                   7,900          212     Innkeepers USA Trust                       17,150           197
Irvine Apartment Community                    9,985          262     Jameson Inns, Inc.                          4,955            48
Lexford Residential Trust                     4,800           85     Meristar Hospitality Corp                  22,883           423
MGI Properties, Inc.                          6,920          202     Patriot American Hospitality               73,198           650
Mid-America Apart Community                   9,395          230     RFS Hotel Investors, Inc.                  12,625           164
Post Properties, Inc.                        17,795          688     Sunstone Hotel Investors, Inc.             18,845           171
Smith, Charles E. Residential                 7,695          236     Starwood Lodging Trust                     92,600         2,622
Summit Properties, Inc.                      12,615          222     Winston Hotels                              8,235            71
Town & Country Trust                          7,935          120                                                           ---------
United Dominion Realty Trust                 51,985          578                                                               6,030
Walden Residential Props, Inc.                9,135          211     MANUFACTURED HOMES - 1.7%
                                                       ---------     Chateau Properties, Inc.                   13,790           405
                                                          11,359     Manufact. Home Community                   13,015           325
DIVERSIFIED - 5.9%                                                   Sun Communities, Inc.                       8,535           285
Boston Properties, Inc.                      31,900          909                                                           ---------
Colonial Properties Trust                    13,010          358                                                               1,015
Eastgroup Properties                          8,295          158     OFFICE PROPERTY - 23.8%
First Union Real Estate                      15,900           92     Alexandria Real Estate Equities             6,300           168
Glenborough Realty Trust, Inc.               15,895          341     Arden Realty Group, Inc.                   31,300           677
                                                                     Brandywine Realty Trust                    19,055           341
                                                                     Carramerica Realty Corp.                   33,415           752

               See accompanying notes to the financial statements
                                       67

                                 REIT INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

In thousands, except shares                SHARES        VALUE                                                 SHARES        VALUE
                                         -----------   ----------                                           ------------   ---------
Cornerstone Properties                       51,100    $     792     JP Realty, Inc.                             8,810     $     184
Cousins Properties, Inc.                     15,840          453     Lexington Corp. Properties                  8,645           108
Crescent Real Estate                         59,815        1,499     Macerich Co.                               15,375           424
Duke Realty Investments, Inc.                40,760          973     Prime Retail, Inc.                         20,988           203
Equity Office Properties                    127,089        3,050     Simon Property Group, Inc.                 83,495         2,500
Great Lakes REIT, Inc.                        8,800          145     Taubman Centers, Inc.                      26,480           362
Highwoods Properties, Inc.                   29,420          822     Urban Shopping Centers, Inc.                8,910           294
Kilroy Realty Corp.                          13,900          308                                                           ---------
Koger Equity, Inc.                           13,360          225                                                               5,137
Liberty Property Trust                       30,485          701     RESTAURANTS - 0.3%
Mack-Cali Realty Corp.                       29,195          865     US Restaurant Properties                    6,500           159
Parkway Properties, Inc.                      5,400          154
Prentiss Properties Trust                    20,000          413     SHOPPING CENTER - 14.9%
PSB Business Parks, Inc.                     11,900          240     AMB Property Corp                          43,100           991
Reckson Assoc Realty Corp.                   20,070          455     Bradley Real Estate, Inc.                  11,950           251
SL Green Realty Corp.                        11,900          225     Burnham Pacific Properties                 16,010           210
Spieker Properties, Inc.                     32,250        1,113     Centertrust Ret. Properties, Inc.          11,630           127
Tower Realty Trust, Inc.                      8,500          172     Developers Diversified                     28,700           542
                                                       ---------     Federal Realty Investment Trust            20,060           454
                                                          14,543     First Washington Realty Trust               4,400           100
OUTLET CENTERS - 1.1%                                                Glimcher Realty Trust                      11,850           192
Chelsea GCA Realty, Inc.                      7,795          268     IRT Property Co.                           16,680           171
Konover Property Trust*                       7,100           49     JDN Realty Corp.                           15,505           330
Mills Corp.                                  11,645          253     Kimco Realty Corp.                         28,550         1,137
Tanger Factory Outlet Center                  4,000           88     Kranzco Realty Trust                        5,330            79
                                                       ---------     Mid Atlantic Realty Trust                   7,300            93
                                                             658     New Plan Excel Realty Trust                44,022         1,002
PRISONS - 0.4%                                                       Pan Pacific Retail Properties              10,600           198
CCA Prison Realty Trust                      10,800          254     Ramco - Gershenson Prop.                    3,600            57
                                                                     Regency Realty Corp.                       12,805           295
REGIONAL MALL - 8.4%                                                 Saul Centers, Inc.                          6,395           102
CBL & Associates Properties                  12,125          316     Vornado Realty Trust                       41,778         1,407
Crown American Realty                        13,265          106     Weingarten Realty Investment               13,365           594
General Growth Industries                    18,005          640

               See accompanying notes to the financial statements
                                       68

                                 REIT INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998
                                                                                                            PRINCIPAL
In thousands, except shares                SHARES        VALUE                                                 AMOUNT        VALUE
                                         -----------   ----------                                           ------------   ---------
Western Investment REIT                       8,745    $     113     U.S. GOVERNMENT SECURITIES
Westfield America, Inc.                      36,800          633     U.S. GOVERNMENT AGENCIES - 0.3%
                                                       ---------     Federal Home Loan Mortgage Corp.
                                                           9,078     5.420%     due  11/02/98                      125     $     125
STORAGE - 4.6%                                                       5.100%     due  11/09/98                      100           100
Public Storage, Inc.                         62,105        1,657                                                           ---------
Shurgard Storage Centers                     14,365          387     (cost - $225)                                               225
Sovran Self Storage, Inc.                     6,220          159
Storage Trust Realty                          8,095          182     DEMAND NOTE
Storage USA                                  13,865          422     UTILITY - ELECTRICAL -0.1%
                                                       ---------     Wisconsin Electric
                                                           2,807     4.751%     due  11/02/98
TRIPLE NET LEASE - 3.3%                                              (cost - $46)                                   46            46
Captec Net Lease Realty, Inc.                 4,800           61                                                           ---------
Capital Automotive Reit*                     12,400          175
Commercial Net Lease Realty                  14,715          216     TOTAL INVESTMENTS - 98.9%
Franchise Finance Corp.                      24,560          611     (cost - $60,941)                                         60,336
Golf Trust of America                         3,900          104
National Golf Properties                      6,295          179     Other assets, less liabilities -  1.1%                      654
Realty Income Corp.                          13,450          335                                                           ---------
Trinet Corporate Realty Trust                12,485          359
                                                       ---------     TOTAL NET ASSETS - 100.0%                             $  60,990
                                                           2,040                                                           =========

WAREHOUSE / INDUSTRIAL - 5.4%
American Industrial Properties                5,600           59     *Non-income producing security.
Bedford Property Investors                   11,320          202
Cabot Industrial Trust                        9,300          186
Centerpoint Properties Corp.                  9,785          350
First Industrial Realty Trust                18,905          484
Meridian Industrial Trust                    15,895          350
Prologis Trust                               61,730        1,347
Weeks Corp.                                   9,795          285
                                                       ---------
                                                           3,263
                                                       ---------
Total Common Stocks - Real Estate
Investment Trusts - 98.5%
(cost - $60,670)                                          60,065

               See accompanying notes to the financial statements

                                REIT INDEX FUND
                              FINANCIAL HIGHLIGHTS

                                                                          YEAR             YEAR           09/03/96
                                                                          ENDED            ENDED           THROUGH
Selected per share data                                                 10/31/98         10/31/97         10/31/96
                                                                        --------         --------         --------
Net asset value, beginning of period............................     $     13.69            10.44            10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income......................................            0.68             0.41             0.10***
     Net realized and unrealized gain (loss)....................           (2.40)            2.99             0.34
                                                                     -----------       ----------        ---------
Total income (loss) from investment operations..................           (1.72)            3.40             0.44

LESS DISTRIBUTIONS:
     Dividends from net investment income.......................            0.46             0.15             0.00
     Distributions from net realized gain.......................            0.09             0.00             0.00
                                                                     -----------       ----------        ---------
Total distributions.............................................            0.55             0.15             0.00
                                                                     -----------       ----------        ---------

Net asset value, end of period..................................     $     11.42            13.69            10.44
                                                                     ===========       ==========        =========

Total return....................................................          (13.27%)          32.78%            4.40%**
                                                                     ===========       ==========        =========

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........................     $    60,990           99,899           25,690
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements................            0.24%            0.51%            1.20%*
     Expenses, before waivers and reimbursements................            0.74%            0.82%            1.20%*
     Net investment income, net of waivers
         and reimbursements.....................................            4.80%            4.42%            5.97%*
     Net investment income, before waivers
         and reimbursements.....................................            4.30%            4.11%            5.97%*
Portfolio turnover rate.........................................              50%              22%               0%
------------------------------------------------------------------------------------------------------------------------

* Annualized
** Not annualized
*** Calculated based on average shares outstanding throughout the period.

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS


1. DESCRIPTION OF ENTITY

Aon Funds (the "Trust"), a Delaware business trust organized on May 16, 1996, is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Trust consists of six Funds: the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund, and the REIT Index Fund. There are an unlimited number of shares authorized with no par value.

The Money Market Fund of the Trust is designated as a "Money Market Fund", and must adhere to the guidelines governing such funds as described in Rule 2a-7 under the Investment Company Act of 1940. Pursuant to that Rule, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share on a daily basis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds used in the preparation of their financial statements.

    a) Security Valuation - Securities for which quotations are readily available are valued at the last reported sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which they are principally traded. Securities for which market quotations are not available are stated at fair value as determined in good faith under procedures established by the Board of Trustees. Debt securities are valued by an independent pricing service that utilizes electronic data processing techniques, including a "matrix system", to derive evaluated bid prices. Stock index futures are valued daily at the settlement price established each day on the exchange on which they are traded. Forward contracts are valued daily using quoted forward exchange rates. Investments held by the Money Market Fund, and short-term debt instruments held by other Funds, are stated at amortized cost which approximates fair value.

    b) Investment Transactions and Income - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income, which includes amortization of premiums and discounts, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except for foreign dividends which are recorded when the information becomes available. Realized gains and losses on investments are determined based on an identified cost basis.

    c) Foreign Currency Translation - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the last reported exchange rate on the London Stock Exchange on the day of the valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, and income receipts are translated into U.S. dollars using the last reported exchange rate at the close of the London Stock Exchange on the day of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on the statement of operations.

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

    d) Distributions to Shareholders - Distributions of net investment income and net realized gain are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Dividends are declared daily and paid monthly for the Money Market Fund, declared and paid monthly for the Government Securities Fund, declared and paid quarterly for the Asset Allocation Fund, and declared and paid annually for the REIT Index Fund, the International Equity Fund, and the S&P 500 Index Fund.

    e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3. INCOME TAXES

Each Fund intends to qualify as a "regulated investment company" under the provision of Sub-chapter M of the Internal Revenue Code of 1986, as amended, and thereby, under the provisions of the income tax laws available to regulated investment companies, be relieved of substantially all income taxes. Therefore, no provision has been made for Federal or State income taxes. The Asset Allocation Fund, International Equity Fund and REIT Index Fund have capital loss carryovers of $1,190,382, $1,450,566, and $79,105, respectively, for the tax year ended October 31, 1998 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, they will expire in the year 2006.

At October 31, 1998, the identified cost of investments for federal income tax purposes was as follows:

    In Thousands

    Money Market Fund                      $       694,930
    Government Securities Fund             $       148,796
    Asset Allocation Fund                  $       179,904
    S&P 500 Index Fund                     $       171,842
    International Equity Fund              $        55,928
    REIT Index Fund                        $        61,179


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement with Aon Advisors, Inc. (the "Investment Advisor"), a subsidiary of Aon Corporation, investment advisory fees will be accrued daily and paid monthly at the following annual rates, stated as a percentage of average daily net assets:

Money Market Fund               .30%
Government Securities Fund      .45% of the first $100 million;
                                .40% of the next $100 million;

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

                                .35% of the next $100 million;
                                .30% of the next $100 million;
                                and .25% of amounts in excess of $400 million
Asset Allocation Fund           .65% of the first $250 million;
                                .55% of the next $250 million;
                                and .45% of amounts in excess of $500 million
S&P 500 Index Fund              .30%
International Equity Fund       .95% of the first $100 million;
                                .90% of the next $100 million;
                                and .85% of amounts in excess of $200 million
REIT Index Fund                 .60% of the first $100 million;
                                .55% of the next $100 million;
                                and .50% of amounts in excess of $200 million

The Investment Advisor has voluntarily agreed to waive sufficient investment advisory fees to result in a net effective annual rate of .05% of the average daily net assets of the S&P 500 Index Fund (.10% prior to August 1, 1998), .10% of the average daily net assets of the Money Market Fund, the Government Securities Fund, and the REIT Index Fund, .25% of the average daily net assets of the Asset Allocation Fund, and between .55% and .60% of the average daily net assets of the International Equity Fund until February 28, 2000.

The Investment Advisor has also agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed the following amounts, stated as a percentage of average daily net assets:

Money Market Fund                          1.00%
Government Securities Fund                 1.50% of the first $30 million;
                                           and 1.25% in excess of $30 million
Asset Allocation Fund                      1.25%
S&P 500 Index Fund                         .75%
International Equity Fund                  1.75% of the first $30 million;
                                           and 1.50% in excess of $30 million
REIT Index Fund                            1.50% of the first $30 million;
                                           and 1.25% in excess of $30 million

To assist in the administration of the Trust, the Trust has entered into an administration agreement with Aon Securities Corporation, an affiliate of Aon Corporation, to provide certain administrative services for the Trust. Under this agreement, the Trust pays Aon Securities Corporation an annual fee of .05% of the average daily net assets of each Fund.

Certain officers and trustees of the Trust are also officers and directors of the Investment Advisor and Aon Securities Corporation. These officers and trustees serve without direct compensation from the Trust. During the year ending October 31, 1998, the Trust incurred expenses totaling $50,000 for compensation of unaffiliated trustees.

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

5. CAPITAL SHARE TRANSACTIONS

Capital stock transactions were as follows:

                                      MONEY MARKET              GOVERNMENT SECURITIES          ASSET ALLOCATION
In thousands                              FUND                           FUND                        FUND
                                 SHARES         AMOUNT          SHARES         AMOUNT        SHARES        AMOUNT
                              -------------  --------------   ------------  -------------  ------------  ------------
Balance at October 31, 1996        395,104   $     395,104          3,966   $     40,052         6,925   $    78,647

    Shares sold                  6,575,729       6,575,729          5,890         60,676         5,318        72,743
    Dividend reinvestments          12,754          12,754            442          4,504           377         5,130
                              -------------  --------------   ------------  -------------  ------------  ------------
    Total issued                 6,588,483       6,588,483          6,332         65,180         5,695        77,873
    Shares redeemed             (6,217,231)     (6,217,231)          (344)        (3,475)       (2,686)      (36,820)
                              -------------  --------------   ------------  -------------  ------------  ------------
    Net change in shares           371,252         371,252          5,988         61,705         3,009        41,053
                              -------------  --------------   ------------  -------------  ------------  ------------

Balance at October 31, 1997        766,356         766,356          9,954        101,757         9,934       119,700

    Shares sold                  7,411,667       7,411,667          4,161         44,216         6,730       115,208
    Dividend reinvestments          19,465          19,465            691          7,420           647        10,719
                              -------------  --------------   ------------  -------------  ------------  ------------
    Total issued                 7,431,132       7,431,132          4,852         51,636         7,377       125,927
    Shares redeemed             (7,503,821)     (7,503,821)          (714)        (7,678)       (3,974)      (65,772)
                              -------------  --------------   ------------  -------------  ------------  ------------
    Net change in shares           (72,689)        (72,689)         4,138         43,958         3,403        60,155
                              -------------  --------------   ------------  -------------  ------------  ------------

Balance at October 31, 1998        693,667   $     693,667         14,092   $    145,715        13,337   $   179,855
                              =============  ==============   ============  =============  ============  ============

                                     S&P 500 INDEX               INTERNATIONAL EQUITY             REIT INDEX
                                          FUND                           FUND                        FUND
                                 SHARES         AMOUNT          SHARES         AMOUNT        SHARES        AMOUNT
                              -------------  --------------   ------------  -------------  ------------  ------------

Balance at October 31, 1996          2,400   $      25,000          2,469   $     25,000         2,460   $    25,100

    Shares sold                      7,854          92,357          2,493         27,669         5,486        66,295
    Dividend reinvestments              16             182             13            134            53           643
                              -------------  --------------   ------------  -------------  ------------  ------------
    Total issued                     7,870          92,539          2,506         27,803         5,539        66,938
    Shares redeemed                 (1,888)        (25,005)          (288)        (3,167)         (700)       (8,253)
                              -------------  --------------   ------------  -------------  ------------  ------------
    Net change in shares             5,982          67,534          2,218         24,636         4,839        58,685
                              -------------  --------------   ------------  -------------  ------------  ------------

Balance at October 31, 1997          8,382          92,534          4,687         49,636         7,299        83,785

    Shares sold                      8,597         128,734          2,657         30,278         1,068        14,502
    Dividend reinvestments             427           6,123            238          2,564           296         4,059
                              -------------  --------------   ------------  -------------  ------------  ------------
    Total issued                     9,024         134,857          2,895         32,842         1,364        18,561
    Shares redeemed                 (3,743)        (60,248)        (2,166)       (24,511)       (3,323)      (43,232)
                              -------------  --------------   ------------  -------------  ------------  ------------
    Net change in shares             5,281          74,609            729          8,331        (1,959)      (24,671)
                              -------------  --------------   ------------  -------------  ------------  ------------

Balance at October 31, 1998         13,663   $     167,143          5,416   $     57,967         5,340   $    59,114
                              =============  ==============   ============  =============  ============  ============

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

6. INVESTMENTS

Investment transactions for the year ended October 31, 1998, including maturities and excluding short-term investments, were as follows:

                                                               PROCEEDS
In Thousands                                 PURCHASES        FROM SALES
                                           --------------   --------------

Government Securities Fund                 $       299,520        255,879
Asset Allocation Fund                      $       189,071        126,060
S&P 500 Index Fund                         $        88,860         12,957
International Equity Fund                  $        34,057         25,348
REIT Index Fund                            $        40,473         65,126

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                              GOVERNMENT        ASSET         S&P 500     INTERNATIONAL     REIT
In Thousands                                  SECURITIES      ALLOCATION       INDEX         EQUITY         INDEX
                                                 FUND            FUND           FUND          FUND          FUND
                                             -----------------------------  ---------------------------  ------------
Gross unrealized appreciation                $       5,318         41,492         60,529        10,794         5,639
Gross unrealized depreciation                          (13)       (10,942)        (7,451)       (6,065)       (6,244)
                                             --------------   ------------  -------------  ------------  ------------

Net unrealized appreciation (depreciation)   $       5,305         30,550         53,078         4,729          (605)
                                             ==============   ============  =============  ============  ============

7. WRITTEN COVERED CALL OPTIONS

The Asset Allocation Fund and S&P 500 Index Fund engage in portfolio hedging with respect to declining stock and futures prices by writing covered call options. The premiums received when a covered call option is written provide a partial hedge against declining prices and enable each Fund to generate a higher return. Transactions in options for the year ended October 31, 1998, were as follows:

                                                       ASSET ALLOCATION              S&P 500 INDEX
                                                             FUND                        FUND
                                                   CONTRACTS      PREMIUMS      CONTRACTS     PREMIUMS
                                                  ------------  -------------  ------------  ------------

Options outstanding, beginning of year                    200   $    121,696             0   $         0
Options written                                             0              0            20        94,895
Options expired                                          (200)      (121,696)            0             0
Options closed                                              0              0           (20)      (94,895)
Options assigned                                            0              0             0             0
                                                  ------------  -------------  ------------  ------------

Options outstanding, end of year                            0   $          0             0   $         0
                                                  ============  =============  ============  ============

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

8. FORWARD FOREIGN CURRENCY CONTRACTS

The International Equity Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts, at and for the year ending October 31, 1998, was the Fund's custodian.

The International Equity Fund had the following open forward foreign currency contracts at October 31, 1998, settling on March 15, 1999:

                                                                                             UNREALIZED
                                                 LOCAL          CONTRACT                    APPRECIATION
In Thousands                                    CURRENCY         AMOUNT         VALUE      (DEPRECIATION)
                                             --------------   ------------  -------------  --------------
Forward Foreign Currency Sale Contracts:
    Belgian Franc                                   59,700    $     1,690   $      1,759   $       (69)
    British Pound                                    2,400          3,941          3,992           (51)
    Finish Marks                                     5,400          1,037          1,079           (42)
    Netherlands Guilder                                600            311            324           (13)

Forward Foreign Currency Buy Contracts:
    Australian Dollar                                1,380            864            860            (4)
    Canadian Dollar                                  1,100            719            711            (8)
    Danish Kroner                                    1,600            244            255            11
    Italian Lira                                   915,000            538            560            22
    Portuguese Escudo                               66,400            378            393            15
    Spanish Peseta                                 260,000          1,784          1,851            67
    Swedish Krona                                   17,900          2,314          2,300           (14)
                                                                                           ------------

Total                                                                                      $       (86)
                                                                                           ============

                                    AON FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

9. FUTURES CONTRACTS

The S&P 500 Index Fund invests in stock index futures contracts to rapidly adjust exposure to the S&P 500 Index in anticipation of investing cash balances or cash flows into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. The use of stock index futures also lowers the transaction costs of the Fund. The Fund bears the market risk arising from changes in the value of the futures contracts. At the time the Fund enters into a futures contact, it is required to make a margin deposit with the broker of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made between the Fund and the broker on a periodic basis. The statement of operations reflects gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.


At October 31, 1998, the S&P 500 Index Fund had the following open futures contracts:

                                                                CONTRACT                    UNREALIZED
                                                                 AMOUNT         VALUE          GAIN
                                                              ------------  -------------  ------------
Index Futures Buy Contracts
    S&P 500 Index December 98; 2 contracts                    $   518,010        552,600        34,590
                                                                                           ============

The value of U.S. Government Treasury Bills pledged to cover margin requirements for open futures contracts at October 31, 1998, was $173,827.

10. DIVIDEND DESIGNATION

The Asset Allocation Fund designates $438,328 ($0.04 per share) of the dividend paid December 31, 1997 to shareholders of record December 30, 1997, as capital gain distribution for federal income tax purposes.